UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Advanced Series Trust
(Name of Registrant as Specified In Its Charter)

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ADVANCED SERIES TRUST
AST Balanced Asset Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

May     , 2008

Dear Shareholder:

I am inviting you to vote on three proposals relating to the management and operation of one of the funds used under your variable annuity contract or variable life insurance policy. A special shareholder meeting for the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio) of Advanced Series Trust (the Trust) is scheduled for June 23, 2008. This package contains information about the proposals and includes materials you will need to vote.

The Board of Trustees of the Trust has reviewed the proposals and has recommended that you approve each of them. Although the Board of Trustees (the Board) has determined that the proposals are in the best interests of the Balanced Portfolio and its shareholders, the final decision is yours.  The accompanying proxy statement includes a detailed description of each proposal.  If a proposal is not approved by shareholders, the Board may consider other alternatives.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your voting instruction card before mailing it in the enclosed postage-paid envelope. Votes must be received by 11:59 p.m. Eastern Time on the day prior to the meeting to be counted.

•  By Telephone. Call [Phone Number] toll-free. Enter your [#]-digit control number from your voting instruction card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the meeting to be counted.

•  Attend the meeting in person.

If you have any questions before you vote, please call Broadridge, at [Broadridge Phone Number] toll-free. They will be happy to help you understand the proposals and assist you in voting. Thank you for your participation.

/s/David R. Odenath, Jr.
David R. Odenath, Jr.
President
Advanced Series Trust

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

June 23, 2008

To the Shareholders of the AST Balanced Asset Allocation Portfolio of Advanced Series Trust:

Notice is hereby given that a special meeting of the shareholders of the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio) of Advanced Series Trust (the Trust) will be held at the offices of Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077 on June 23, 2008 at 10:00 a.m. or at such adjourned time as may be necessary to vote (the Meeting). The purpose of the Meeting is to consider and act upon the proposals listed below and to transact such other business as may properly come before the Meeting:

1.  To approve an increase in the investment management fee rate paid to PI and AST Investment Services, Inc. (AST, and together with PI, the Co-Managers) by the Balanced Portfolio in connection with the implementation of a new investment strategy for the Portfolio.

2.   To approve a subadvisory agreement among the Co-Managers and each of Quantitative Management Associates LLC (QMA), Jennison Associates LLC (Jennison), Prudential Bache Asset Management (Bache), and Prudential Investment Management, Inc. (PIM, and collectively with QMA, Jennison, and Bache, the Affiliated Subadvisers).  QMA, Jennison, Bache, and PIM are affiliates of the Co-Managers.

3.  To approve a revision to the Balanced Portfolio’s fundamental investment restriction relating to borrowing in order to permit the Portfolio to borrow money to the extent permitted by the Investment Company Act of 1940, including for investment purposes.

These proposals correspond to the planned retention of the Affiliated Subadvisers and at least three unaffiliated subadvisers and the planned implementation of new investment strategies for the Balanced Portfolio as described in greater detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust (the Board) has fixed the close of business on April 21, 2008 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Balanced Portfolio is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING IN PERSON, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

  By order of the Board of Trustees of Advanced Series Trust

/s/Jonathan D. Shain

Jonathan D. Shain
Assistant Secretary
Advanced Series Trust

May , 2008

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

PROXY STATEMENT

Special Meeting of Shareholders

To Be Held on June 23, 2008

This Proxy Statement is furnished in connection with a special meeting of shareholders of the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio), a series of Advanced Series Trust (the Trust), and any adjournment thereof (the Meeting). The Board of Trustees of the Trust (the Board) has called the Meeting for shareholders to approve:

1. an increase in the investment management fee rate paid to Prudential Investments LLC (PI) and AST Investment Services, Inc. (AST, and together with PI, the Co-Managers) by the Balanced Portfolio in connection with the implementation of a new investment strategy for the Portfolio.

2. a subadvisory agreement (the Affiliated Subadvisory Agreement) among the Co-Managers and each of Quantitative Management Associates LLC (QMA), Jennison Associates LLC (Jennison), Prudential Bache Asset Management (Bache), and Prudential Investment Management, Inc. (PIM, and collectively with QMA, Jennison, and Bache, the Affiliated Subadvisers).  QMA, Jennison, Bache, and PIM are affiliates of the Co-Managers.

3.   a revision to the Balanced Portfolio’s fundamental investment restriction relating to borrowing in order to permit the Portfolio to borrow money to the extent permitted by the Investment Company Act of 1940 (the 1940 Act), including for investment purposes.

These proposals correspond to the planned retention of the Affiliated Subadvisers and at least three unaffiliated subadvisers and the planned implementation of new investment strategies for the Balanced Portfolio as described in greater detail in this Proxy Statement.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077 on June 23, 2008 at 10:00 a.m. Eastern Time. The Board is soliciting these voting instructions on behalf of the Balanced Portfolio. This Proxy Statement will first be sent to shareholders of the Balanced Portfolio on or about May     , 2008.  The close of business on April 21, 2008 (the Record Date) has been fixed as the record date for the determination of shareholders of the Balanced Portfolio entitled to notice of, and to vote at, the Meeting.  As of the Record Date, there were 419,993,514 outstanding shares of the Balanced Portfolio.

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust’s annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling (800) 752-6342.

INTRODUCTION

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the 1940 Act. The Trust is organized as a Massachusetts business trust.  AST, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Co-Managers of the Balanced Portfolio. As of December 31, 2007, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $121.1 billion. The Trust’s transfer agent is PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

The various portfolios of the Trust serve as investment vehicles for insurance companies (collectively, the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (collectively, the Contracts). As of the date of this Proxy Statement, Prudential Annuities Life Assurance Corporation (PALAC), Pruco Life Insurance Company (Pruco), and Pruco Life Insurance Company of New Jersey (Pruco NJ) are the only Participating Insurance Companies.  PALAC, Pruco, and Pruco NJ are affiliates of each of the Co-Managers. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Balanced Portfolio through the Contracts and should consider themselves shareholders of the Balanced Portfolio for purposes of this Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct the Participating Insurance Company, as record owner of the Balanced Portfolio shares held in its separate accounts, how it should vote at the Meeting.

The Portfolio was first offered as of December 5, 2005.  Currently, there is no subadviser for the Balanced Portfolio.

The current investment objective of the Balanced Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.  The Balanced Portfolio is an asset allocation fund that seeks diversification through exposure to equity and fixed-income securities and cash equivalents.  The Balanced Portfolio achieves that investment exposure through investments in one or more mutual funds or other pooled investment vehicles.  The mutual funds or pooled investment vehicles in which the Balanced Portfolio may invest are collectively referred to as the “Underlying Funds.” Consistent with the investment objectives and policies of the Balanced Portfolio, other mutual funds or pooled investment vehicles may from time to time be added to, or removed from, the list of Underlying Funds that may be used in connection with the Balanced Portfolio. Currently, the only Underlying Funds in which the Balanced Portfolio invests are other portfolios of the Trust (collectively, Underlying Trust Funds) and certain money market funds advised by a Co-Manager or one of their affiliates. Under normal conditions, the assets of the Balanced Portfolio are invested as set forth in the table below.

Portfolio	Approximate Net Assets Allocated to Underlying Trust Funds Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Trust Funds Investing Primarily in Debt Securities and Money Market Instruments
AST Balanced Asset Allocation Portfolio	65% (Generally range from 57.5%-72.5%)	35% (Generally range from 27.5%-42.5%)

Reasons for the Meeting

At a special Board meeting held on April 21, 2008 (the April Board Meeting), the Board considered a presentation by the Co-Managers concerning changes to the Balanced Portfolio’s investment management fee rate, investment advisory arrangements, investment strategy, investment objective, fundamental and non-fundamental investment policies, performance benchmarks, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning).  At the conclusion of the April Board Meeting, the Board approved all aspects of the Portfolio Repositioning, the calling of the Meeting, and the submission of several related proposals to shareholders. Each proposal to be presented to shareholders at the Meeting is briefly outlined below:

•  The first proposal is to approve an increase in the investment management fee rate paid to the Co-Managers by the Portfolio.  If shareholders approve this Proposal, the Portfolio’s existing management agreement with the Co-Managers will be amended to increase the investment management fee paid to the Co-Managers.

•  The second proposal is to approve a subadvisory agreement between the Co-Managers and each Affiliated Subadviser.

•  The third proposal is to approve a revision to the Portfolio’s fundamental investment restriction relating to borrowing in order to permit the Portfolio to borrow money to the extent permitted by the 1940 Act, including for investment purposes.

As further explained below, the Co-Managers and the Board are proposing these items in order to enable the Co-Managers to: (i) retain the Affiliated Subadvisers, Pacific Investment Management Company LLC (PIMCO), Credit Suisse Securities (USA) LLC (Credit Suisse), and Mellon Capital Management Corporation (Mellon Capital, and collectively with PIMCO, and Credit Suisse, the Unaffiliated Subadvisers) as subadvisers for the Portfolio and (ii) have the Affiliated Subadvisers and the Unaffiliated Subadvisers (together, the New Subadvisers) implement new investment strategies that seek exposure to both traditional and non-traditional asset classes and investment strategies.  Specifically, if the increased investment management fee rate and the Affiliated Subadvisory Agreement are approved by the shareholders of the Balanced Portfolio, the revised fee schedule will become operational upon the effectiveness of the new subadvisory arrangements with the New Subadvisers.  Such subadvisory arrangements are expected to become effective at some point during the third calendar quarter of 2008.  In turn, once the New Subadvisers are added to the Portfolio, it is expected that: (i) such New Subadvisers will implement new investment strategies on behalf of the Portfolio; (ii) the name of the Portfolio will be changed from the AST Balanced Asset Allocation Portfolio to the AST Academic Strategies Asset Allocation Portfolio (the Academic Strategies Portfolio); and (iii) certain changes to the Portfolio’s investment objective, non-fundamental investment policies, and performance benchmarks will become effective. See “Reasons for Proposed Amendment to Management Agreement Fee Schedule” and “Description of Portfolio Repositioning” below under Proposal No. 1.

In the event the Balanced Portfolio’s shareholders do not approve the increased investment management fee rate but do approve the Affiliated Subadvisory Agreement, the increased investment management fee rate, the retention of the Unaffiliated Subadvisers, and the investment strategy, investment objective, non-fundamental investment policy, performance benchmark, and name changes will not go into effect.  Instead, the Balanced Portfolio will continue to operate as a “fund of funds” in accordance with its current investment objective and strategy.  The Affiliated Subadvisory Agreement will, however, go into effect.  Under those circumstances, the Co-Managers currently: (i) expect to utilize QMA to provide certain asset allocation services to the Balanced Portfolio and (ii) do not expect to utilize Jennison, PIM, or Bache to provide investment advisory services to the Balanced Portfolio.  The subadvisory fee rate for QMA’s performance of these asset allocation services on behalf of the Balanced Portfolio is 0.04% of the average daily net assets of the Balanced Portfolio.

If the proposed revision to the Portfolio’s fundamental investment restriction relating to borrowing is approved by shareholders of the Balanced Portfolio, such revision will be implemented.  In the event the Balanced Portfolio’s shareholders do not approve the proposed revision to the Portfolio’s fundamental investment restriction relating to borrowing, such revision will not be implemented.  Implementation of the proposed revision to the Portfolio’s fundamental investment restriction relating to borrowing is not contingent in any way on the outcomes for Proposal No. 1 and/or Proposal No. 2.

Required Vote

Approval of each Proposal requires approval by a majority of the outstanding voting securities of the Balanced Portfolio, as defined in the 1940 Act. For purposes of the 1940 Act, a majority of the Balanced Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities.

PROPOSAL NO. 1

TO APPROVE AN INCREASE IN THE INVESTMENT MANAGEMENT FEE RATE PAID TO

PRUDENTIAL INVESTMENTS LLC AND AST INVESTMENT SERVICES, INC.

BY THE AST BALANCED ASSET ALLOCATION PORTFOLIO

The Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust under the 1940 Act (collectively, the Independent Trustees), has approved, and recommends that the shareholders of the Balanced Portfolio approve, a revised fee schedule to the management agreement, dated as of May 1, 2003 (the Management Agreement), by and between the Trust, on behalf of the Balanced Portfolio, and the Co-Managers.  The revised fee schedule was approved by the Board at the April Board Meeting.  In addition to shareholder approval, implementation of the investment management fee rate increase is also subject to “in person” Board approval at the June 2008 Board meeting as required by Section 15(c) of the 1940 Act.  If implemented, the revised fee schedule will result in an increase in the investment management fee rate paid to the Co-Managers by the Balanced Portfolio. A copy of the Management Agreement and the revised fee schedule is attached as Exhibit A hereto.

Current Management Agreement

As set forth above, PI and AST currently serve as the Co-Managers for the Balanced Portfolio.  Pursuant to the Management Agreement, PI and AST provide investment advisory and related management and administrative services to the Balanced Portfolio.

The Management Agreement was most recently approved by the shareholders of the Balanced Portfolio at a special shareholders’ meeting held on                          , 2005. The Management Agreement was most recently renewed by the Board, including the Independent Trustees, at Board meetings held on June 19-21, 2007.

Under the current Management Agreement, the only investment management fee paid directly to the Co-Managers by the Balanced Portfolio is the Portfolio’s annualized contractual investment management fee of 0.15% of its average daily net assets.  During the fiscal year ended December 31, 2007, the Balanced Portfolio directly paid $6,180,491 in investment management fees to the Co-Managers pursuant to the Management Agreement.  Since the Balanced Portfolio currently operates as a “fund of funds,” the Underlying Trust Funds in which the Balanced Portfolio invests also pay investment management fees to the Co-Managers.  Although there is no subadviser for the Balanced Portfolio, the Co-Managers do, however, pay a portion of the investment management fees received from the Underlying Trust Funds to the subadvisers for the relevant Underlying Trust Funds.

Proposed Amendment to Management Agreement Fee Schedule

If the shareholders of the Balanced Portfolio approve this proposal, the fee schedule for the Management Agreement will be revised to provide that the Balanced Portfolio will pay the Co-Managers an investment management fee at the annual rate of 0.72% of the Portfolio’s average daily net assets.  As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Co-Managers on a monthly basis. With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged.

Reasons for Proposed Amendment to Management Agreement Fee Schedule

The Co-Managers and the Board are proposing the increased investment management fee rate for the Balanced Portfolio in order to effect the Portfolio Repositioning.  In particular, an increased investment management fee rate will enable the Co-Managers to: (i) enter into subadvisory arrangements with the Affiliated Subadvisers and the Unaffiliated Subadvisers on behalf of the Portfolio and (ii) have the New Subadvisers implement new investment strategies that seek exposure to both traditional and non-traditional asset classes and investment strategies.  See “Description of the Portfolio Repositioning” below.

The Board has already approved all aspects of the Portfolio Repositioning, including the addition of the Affiliated Subadvisers and the Unaffiliated Subadvisers.  Implementation of the Portfolio Repositioning is subject to receipt of the required shareholder approvals for the increased investment management fee rate and the Affiliated Subadvisory Agreement.  The proposed subadvisory arrangements with the Affiliated Subadvisers, including fees, are described in more detail under Proposal No. 2.  Shareholder approval of the new subadvisory arrangements between the Co-Managers and the Unaffiliated Subadvisers, however, is not required pursuant to an exemptive order received by the Trust and the Co-Managers. The new subadvisory fee arrangements with the Unaffiliated Subadvisers are set forth below.

Unaffiliated Subadvisers	Proposed Annual Contractual Subadvisory Fee Rates
Pacific Investment Management Company LLC

0.25% of average daily net assets (Inflation-Indexed Securities only)

0.25% of average daily net assets (International Fixed-Income (Un-Hedged) only)

0.45% of average daily net assets (Emerging Markets Fixed-Income only)

Credit Suisse Securities (USA) LLC

0.85% of average daily net assets to $150 million; 0.70% of average daily net assets from $150 million to $300 million;
0.60% of average daily net assets from $300 million to $500 million;
0.50% of average daily net assets from $500 million to $1 billion; and 0.40% of average daily net assets exceeding $1 billion
(Absolute Return Volatility Income Strategy only)

Mellon Capital Management Corporation	0.90% of average daily net assets to $100 million; and 0.85% of average daily net assets exceeding $100 million (Global Tactical Asset Allocation only)

Unlike the Balanced Portfolio, the Academic Strategies Portfolio intends to invest not only in Underlying Trust Funds but in Underlying Funds not managed, advised, or sponsored by either Co-Manager or their respective affiliates (collectively, the Underlying Non-Prudential Funds), securities, and derivative instruments on a global basis in order to gain access to the traditional and non-traditional asset classes and strategies described below.  In order to use these asset classes and pursue these global investment strategies, the New Subadvisers must intensively research and analyze global political, financial, macro-economic, currency, and sector issues and the characteristics of the different global capital markets.  In turn, the use of these sophisticated investment strategies will entail a significant increase in the amount of time, investment due diligence, compliance and investment oversight, and attention that will be required of the Co-Managers.  In short, the Co-Managers believe that the proposed increased investment management fee is appropriate due to the increased costs to be incurred by the Co-Managers and the New Subadvisers, in managing and subadvising the Portfolio, respectively, under the proposed investment mandate.

Description of Portfolio Repositioning

A description of the contemplated changes to the Portfolio’s investment objective, investment strategy, non-fundamental investment policies, and performance benchmarks is set forth below.  The Board approved these changes at the April Board Meeting.  Implementation of these changes, however, is subject to receipt of the required shareholder approvals with respect to Proposal No. 1 and Proposal No. 2.

Current and Proposed Investment Objective.  The current investment objective of the Balanced Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.  The proposed investment objective of the Academic Strategies Portfolio will be to seek total return consistent with its specified level of risk.  The current and proposed investment objectives and risk levels are non-fundamental investment policies of the Portfolio and may be changed by the Board without shareholder approval.

Proposed Principal Investment Strategies.  The Academic Strategies Portfolio will be a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up Underlying Fund, manager, and security selection.  Under normal circumstances, it is currently expected that approximately 60% of the Academic Strategies Portfolio’s assets will be allocated to traditional asset classes and approximately 40% of the Academic Strategies Portfolio’s assets will be allocated to non-traditional asset classes.  Those percentages are subject to change by the Co-Managers.

The overall asset allocation strategy for the Academic Strategies Portfolio is expected to be determined by QMA and the Co-Managers in consultation with an investment consultant to be retained by AST (the Consultant). The assets of the Academic Strategies Portfolio assets may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.

Traditional Asset Classes

U.S. Large-Cap Equity	U.S. Mid-Cap Equity	U.S. Small-Cap Equity	International Equity	Fixed-Income
Growth	Growth	Growth	Developed Markets Growth	U.S. Investment Grade

Value	Value	Value	Developed Markets Value	U.S. High-Yield

Core			Emerging Markets	International (Un-Hedged)

Emerging Markets

Non-Traditional Asset Classes

Real Estate	Real Return	Alternative
U.S. Real Estate	Commodities	Long/Short Market-Neutral

International Real Estate	Inflation-Indexed Securities	Global Tactical Asset Allocation

	Global Infrastructure	Absolute Return Volatility Income Strategy

Overlay

Long/Short Equity

Event Driven

Distressed Debt

Global Macro

Currency

Private Equity

The Consultant is expected to use academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Academic Strategies Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies.  QMA and the Co-Managers are then expected to review the proposed strategic allocation from the Consultant.  QMA and the Co-Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies.  PI will then: (i) identify Underlying Funds that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Funds that are consistent with the Academic Strategies Portfolio’s then-current asset allocation.  PI will also seek to identify and retain subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy.  It is currently expected that the Academic Strategies Portfolio will invest approximately 65% of its assets in Underlying Trust Funds.  The Co-Managers currently expect the New Subadvisers to directly manage the remaining 35% of the Academic Strategies Portfolio’s assets.  Those percentages are subject to change by the Co-Managers.

PI will monitor the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returns-based analyses of the Academic Strategies Portfolio’s direct and indirect portfolio holdings.  QMA and the Co-Managers also expect to meet periodically with the Consultant.  QMA and the Co-Managers, in consultation with the Consultant, will seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Funds, and the New Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors.

The Co-Managers and QMA believe that the allocation of Academic Strategies Portfolio assets among some or all of the traditional investment categories will provide investors with exposure to a globally diversified pool of equity and fixed-income securities.  At the same time, the Co-Managers believe that the non-traditional exposures will produce active “alpha” generation along with low market correlation and low volatility.  Alpha is a finance term that refers to the portion of an investment’s return that arises from specific (i.e., non-market) risk.

Current Regulatory Limit on Use of Other Investments.  As set forth above, it is currently expected that the Academic Strategies Portfolio will invest a substantial portion of its assets in Underlying Trust Funds.  It is currently further expected the New Subadvisers will directly manage the remaining portion of the Academic Strategies Portfolio’s assets.  Under the 1940 Act, the New Subadvisers may not invest Portfolio assets in futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments) to the extent the Academic Strategies Portfolio invests more than 10% of its total assets in Underlying Trust Funds.  Notwithstanding the foregoing, the Co-Managers have filed an application with the Securities and Exchange Commission (the SEC) on behalf of the Portfolio and certain other applicant funds in order to obtain an exemption from this limitation.  In addition, the Co-Managers note that the SEC recently proposed to amend certain rules under the 1940 Act to allow “funds of funds” that invest more than 10% of their total assets in affiliated funds to invest in Other Investments as well.  No assurance can be given that the SEC will grant the requested exemptive relief or adopt final rules to permit such purchases.

To the extent a New Subadviser’s investment strategy relies on the use of Other Investments to a significant extent, the New Subadviser may not be able to implement that investment strategy, in whole or in part, prior to the issuance of the requested exemptive relief or the adoption of final rules by the SEC.  In that event, the Academic Strategies Portfolio may invest in Underlying Funds that are not managed, advised, or sponsored by PI, AST, or their respective affiliates (collectively the Underlying Non-Prudential Funds) in an effort to replicate that New Subadviser’s investment strategy or increase its exposure to the Portfolio’s other available investment categories or strategies if and until the issuance of the requested exemptive relief or the adoption of final rules by the SEC.

Investments in Traditional Asset Classes.  With the exception of the International (Un-Hedged) and Emerging Markets investment categories within the Fixed-Income asset class, it is currently expected that exposure to all of the remaining traditional investment categories will be obtained through investments in Underlying Trust Funds.  PIMCO will serve as the subadviser to the International (Un-Hedged) and Emerging Markets investment categories.

Underlying Trust Funds.  The principal investments of the Underlying Trust Funds that are currently expected to be used in connection with the traditional asset classes are described in Exhibit B to this Proxy Statement.  Consistent with the investment objectives and policies of the Academic Strategies Portfolio, other Underlying Trust Funds from time to time may be added to, or removed from, the list of Underlying Trust Funds that may be used in connection with the Academic Strategies Portfolio.

International Fixed-Income (Un-Hedged) (PIMCO).  Under normal circumstances, PIMCO will invest at least 80% of the assets attributable to this investment category in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.  PIMCO will select the foreign country and currency compositions for this investment category based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average duration of the assets attributable to this investment category will normally vary within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, which as of June 30, 2007 was 6.46 years. PIMCO will invest primarily in investment grade debt securities but may invest up to 10% of the assets attributable to this investment category in high yield securities (also referred to as “junk bonds”) rated B or higher by Moody’s Investors Service Inc. (Moody’s), or equivalently rated by Standard & Poor’s (S&P) or Fitch Investors (Fitch), or, if unrated, determined by PIMCO to be of comparable quality.  PIMCO may invest up to 10% of the assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

Emerging Markets Fixed-Income (PIMCO).  Under normal circumstances, PIMCO will invest at least 80% of the assets attributable to this investment category in fixed income instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average duration of the assets attributable to this investment category will vary based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.  PIMCO will emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the country and currency composition for this investment category based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. PIMCO likely will concentrate the investment of assets attributable to this investment category in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. PIMCO may invest all of the assets attributable to this investment category in “junk bonds”, subject to a maximum of 15% of such assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

Investments in Non-Traditional Asset Classes.  It is currently expected that exposure to the U.S. real estate and international real estate investment categories will be obtained through investments in the AST Cohen & Steers Real Estate Portfolio and the AST Global Real Estate Portfolio, respectively.  The principal investments of these Underlying Trust Funds are described in Exhibit C to this Proxy Statement.  Consistent with the investment objectives and policies of the Academic Strategies Portfolio, other Underlying Trust Funds from time to time may be added to, or removed from, the list of Underlying Trust Funds that may be used in connection with the Academic Strategies Portfolio.

The Co-Managers expect to retain the New Subadvisers listed below to directly manage the assets allocated to the indicated non-traditional investment categories and strategies.

Subadviser	Non-Traditional Investment Categories and Strategies
Bache	Commodities

PIMCO	Inflation-Indexed Securities
Jennison	Global Infrastructure
QMA	Long/Short Market Neutral
Mellon Capital	Global Tactical Asset Allocation
Credit Suisse	Absolute Return Volatility Income Strategy
QMA	Overlay

Commodities (Bache).  Bache will seek to track the performance of the Bache Commodity IndexSM (the BCISM), a dynamic benchmark index that is currently comprised of 19 commodities that are traded on seven major futures exchanges located in the United States and the United Kingdom.  The primary objective of the BCISM is to provide broad-based exposure to global commodity markets. There are additional objectives of the BCI’sSM dynamic asset allocation methodology.  The first of these additional objectives is to provide broad, long-term diversified exposure to individual commodities within each major commodity sector (i.e., energy, metals, and agriculture) consistent with their overall importance to that sector as well as their market liquidity.  The second additional objective is to ensure that the BCISM does not become dominated by a single commodity sector or by several commodities within a commodity sector.  This is accomplished by employing upper and lower bounds on the market and commodity weights, and by frequent rebalancings of the weights of the individual commodities that comprise the BCISM.  The third objective is to moderate the volatility inherent in the major commodity market sectors.  This is accomplished by considering the optimized weights derived from the risk-return profiles of mean-variance efficient portfolios that can be created with the three major commodity sectors.  Additional risk reduction factors considered in the BCISM methodology include systematically: (i) reducing near-term exposure to commodity markets that are experiencing price declines and increasing allocations to cash and cash equivalents and (ii) reducing the pricing impact that BCISM -linked investment products will have on the underlying commodity markets. This is accomplished through a precise roll methodology.  Lastly, given the dynamic nature of commodity markets, overall construction of the BCISM is monitored by an advisory committee.  The advisory committee reviews the BCISM methodology on an ongoing basis and may recommend changes in BCISM components as well as its methodology.  The methodology of, and intellectual property rights in, the Bache Commodity IndexSM are proprietary to, and owned by, PFDS Holdings, LLC, a Prudential Financial company.

Inflation-Indexed Securities (PIMCO).  This investment category will focus primarily on investments in U.S. Treasury Inflation Protected Securities. The top-down investment process used by PIMCO for this investment category will begin with its annual secular forum where PIMCO develops a 3-5 year outlook for the global economy and interest rates. This analysis will help set the basic parameters for this investment category, including duration, yield-curve positioning, sector weightings, credit quality breakdown, and individual security selection. PIMCO will focus on duration management to manage yield curve exposure based on the firm’s general investment outlook.

Global Infrastructure (Jennison).  The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus.  This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world.  Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates. Assets held by infrastructure companies and infrastructure-related companies may include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools and utilities such as electricity, gas distribution networks and water.  While Jennison believes its proprietary, fundamental research is critical for successful stock selection, Jennison also focuses on macroeconomic trends that may affect the companies in which it invests.

Long/Short Market Neutral (QMA).  QMA’s Long/Short Market Neutral strategy will use an objective, quantitative approach designed to exploit persistent mispricings among stocks.  The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market.  The portfolio holdings for this investment strategy will consist primarily of a broad universe of stocks.  In general, this investment strategy will have long positions in companies that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.

Global Tactical Asset Allocation (Mellon Capital).  This investment strategy will seek total return.  To pursue this goal, Mellon Capital will normally utilize long and short positions in futures, options, or forward contracts to achieve timely and cost-effective investment exposure to global equity, bond, and currency markets, and in fixed-income securities.  Mellon Capital will focus its investments among the major developed capital markets of the world, such as the U.S., Canada, Japan, Australia, and Western Europe.  Mellon Capital will ordinarily invest in at least three countries.  Although this strategy will focus on the world’s major developed capital markets, Mellon Capital may invest up to 20% of the assets attributable to this investment strategy in emerging markets countries.  Mellon Capital also will invest in fixed-income securities, such as bonds, notes (including structured notes), mortgage related securities, and asset-backed securities, and money market instruments, to provide exposure to bond markets and for liquidity and income.

Mellon Capital’s portfolio management team will seek to deliver alpha by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets.  Active investment decisions to take long or short positions in individual country, equity, bond, and currency markets are driven by this quantitative investment process and seek to capitalize on alpha generating opportunities within and among the major developed capital markets of the world.  Mellon Capital’s portfolio management team will analyze the valuation signals and estimate the expected returns from distinct sources of alpha — country equity markets, country bond markets, stock versus bond markets, and currency allocation — to construct a portfolio of long and short positions allocated across individual country, equity, bond, and currency markets.  Because there is generally no limitation as to the amount of assets that are required to be invested in any one asset class, the holdings for this investment strategy generally will not have the same characteristics as the benchmark index that Mellon Capital will generally use to evaluate investment performance.

Absolute Return Volatility Income Strategy (Credit Suisse).  This investment strategy is a market neutral, absolute return strategy that seeks to generate alpha by exploiting broad market equity volatility.  The strategy involves managing a portfolio of short, out of the money, index call and put spreads.  Options sold are used to generate income and options bought are used to manage risk.  Credit Suisse will diversify option combinations across strikes and maturities.  The combination of positions is market neutral at the onset and managed to maintain market neutrality within acceptable risk tolerances.  Credit Suisse maintains strict risk controls to aid in the active management of the open positions in order to opportunistically reduce risk and/or increase returns in the strategy.

Overlay (QMA).  This investment category will focus primarily on taking long and short positions in ETFs and various futures contracts.  QMA will analyze the publicly available holdings of the Academic Strategies Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed-income, and non-traditional assets.  As such, this investment category is intended to function as an overlay for the entire Academic Strategies Portfolio.

It is currently expected that initial exposure to some or all of the remaining non-traditional investment categories and strategies will be obtained through investments in Underlying Non-Prudential Funds.  A general description of funds that pursue these types of investment strategies is provided below.  The Co-Managers from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies.  The Trust may, with Board approval, enter into or amend agreements with unaffiliated subadvisers without shareholder approval pursuant to an exemptive order received by the Co-Manager and the Trust.

Long/Short Equity.  Long/Short Equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations.  Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions.  Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds.  Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.

Event Driven.  Event Driven funds invest in various asset classes and seek to profit from the potential mispricing of securities related to a specific corporate or market event. Such events may include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Event Driven funds can invest in equities, fixed-income instruments (e.g., investment grade debt, high-yield debt, bank debt, and convertible debt) options and various other derivatives. Many fund managers use a combination of strategies and adjust exposures based on the opportunity sets in each sub-sector.

Distressed Debt.  Event Driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings.  Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them.  This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or outright short positions.  The managers of distressed debt funds typically attempt to profit on the issuer’s ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.

Global Macro.   Global Macro funds focus on identifying extreme price valuations and leverage is often applied on the anticipated price movements in equity, currency, interest rate, and commodity markets.  Fund managers typically employ a top-down global approach to concentrate on forecasting how political trends and global macroeconomic events affect the valuation of financial instruments. Profits are made by correctly anticipating price movements in global markets and having the flexibility to use a broad investment mandate, with the ability to hold positions in practically any market with any instrument. These approaches may be systematic trend following models, or discretionary.  As a general matter, Global Macro funds tend to be less diversified than funds that follow global tactical asset allocation strategies.

Currencies.  Currency funds make investments that provide long and/or short exposure to selected currencies, including the U.S. dollar.  These funds may actually hold currencies or gain long or short exposure to currencies through the use of options contracts and Other Investments.

Private Equity.  Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.

Investments in Underlying Non-Prudential Funds.  As set forth above, the Co-Managers may cause a portion of the Academic Strategies Portfolio’s assets to be invested in Underlying Non-Prudential Funds to the extent: (i) the Co-Managers and QMA would like to gain exposure to certain asset classes or investment strategies but the Co-Managers have not retained a subadviser to directly manage Portfolio assets for those asset classes or investment strategies and/or (ii) the Academic Strategies Portfolio is not permitted to invest in Other Investments under the 1940 Act and the rules thereunder.  The Co-Managers have agreed, however, to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s operating expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses) do not exceed 1.49% of the Academic Strategies Portfolio’s average daily net asset during the fiscal year ending December 31, 2008 as a result of Portfolio investments in Underlying Non-Prudential Funds.

Estimated Initial Asset Allocation.  Subject to then-current market, economic, and financial conditions, it is currently expected that the assets of the Academic Strategies Portfolio will be initially allocated in accordance with the table appearing in Exhibit D to this Proxy Statement.  Such allocations are preliminary and subject to change.  The Co-Managers may also seek exposure to additional non-traditional investment categories and strategies or reduce or delete exposure to the non-traditional investment categories and strategies referenced in Exhibit D to this Proxy Statement.  The current anticipated ranges for the Academic Strategies Portfolio’s exposure to domestic and international equities, fixed-income, real estate, commodities, and certain non-traditional investments are also set forth in Exhibit D to this Proxy Statement.

Proposed Non-Fundamental Investment Policy and Performance Benchmark Changes.  The proposed changes to the non-fundamental investment policies and performance benchmarks for the Portfolio are summarized below.

Current Non-Fundamental Investment Policies of AST Balanced Asset Allocation Portfolio	Proposed Non-Fundamental Investment Policies of AST Academic Strategies Asset Allocation Portfolio

Fund of Funds

The Portfolio may invest in Underlying Funds to the extent permitted by the Investment Company Act and the rules thereunder. Such investments are made exclusively in Underlying Prudential Funds.

Fund of Funds

The Portfolio may invest in Underlying Funds to the extent permitted by the Investment Company Act and the rules thereunder. A significant portion of such investments will be made in Underlying Trust Funds. The Portfolio will invest in Underlying Non-Prudential Funds to a limited extent.

Non-Diversified Fund

The Portfolio is a “non-diversified” investment company within the meaning of Section 5(b) of the Investment Company Act because it invests in the securities of a limited number of Underlying Trust Funds. Through its investments in the Underlying Trust Funds, the Portfolio, however, indirectly owned diversified portfolios of equity securities, debt securities, and/or money market instruments.

Diversified Fund

The Portfolio will be a “diversified” investment company within the meaning of Section 5(b) of the Investment Company Act. As a result, the Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result: (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio. In addition to the number of issuers directly held by the Portfolio, the Portfolio will indirectly own diversified portfolios of equity securities, debt securities, and/or money market instruments through its investments in the Underlying Funds.

Overall Asset Allocation

Neutral Mix:
65% of assets in equity securities
35% of assets in debt securities and money market instruments
Operating Range under Normal Circumstances:
57.5%-72.5% of assets in equity securities
27.5%-42.5% of assets in debt securities and money market instruments

	Strategic Allocation and Operating Ranges under Normal Circumstances
		Minimum Exposure	Strategic Allocation	Maximum Exposure
	Domestic Equity	10%	20%	30%
	International Equity	10%	20%	30%
	Fixed-Income	20%	25%	35%
	Real Estate	0%	10%	20%
	Commodities	5%	10%	15%
	Alternative Investments	5%	15%	25%

Current Non-Fundamental Investment Policies of AST Balanced Asset Allocation Portfolio	Proposed Non-Fundamental Investment Policies of AST Academic Strategies Asset Allocation Portfolio
Short Sales No specific policy.	Short Sales The Portfolio may sell securities short and effect short sales “against the box” to the extent permitted by applicable law.

Margin No specific policy.

Margin
The Portfolio will not purchase securities on margin; provided, however, that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and, provided further that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging of Assets No specific policy.

Pledging of Assets
The Portfolio will not mortgage, pledge, or hypothecate any of its assets; provided, however, that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with any permissible activity.

Broad-Based Securities Market Index S&P 500 Index	Broad-Based Securities Market Index S&P 500 Index

Primary Custom Blended Benchmark Index Russell 3000 Index: 52% MSCI EAFE Index: 13% Lehman Brothers Aggregate Bond Index: 35%

Primary Custom Blended Benchmark Index
Russell 3000 Index: 20%
MSCI EAFE Index: 20%
Lehman Brothers Aggregate Bond Index: 25%
Dow Jones Wilshire REIT Index: 10%
Dow Jones - AIG Commodities Index: 10%
Merrill Lynch 90-Day U.S. Treasury Bill Index: 15%

Secondary Custom Blended Benchmark Index S&P 500 Index: 65% Lehman Brothers Aggregate Bond Index: 35%	Secondary Custom Blended Benchmark Index S&P 500 Index: 60% Lehman Brothers Aggregate Bond Index: 40%

Principal Risks of Investing in Academic Strategies Portfolio.  Set forth below is a description of certain securities and investment methods that the Academic Strategies Portfolio may invest in or use, either directly through the New Subadvisers’ investments in securities and derivative instruments or indirectly through the Academic Strategies Portfolio’s investments in Underlying Funds, and certain of the principal risks associated with such securities and investment methods.  For purposes of this discussion, references to the risks associated with the securities and investment methods that the Academic Strategies Portfolio may directly invest in or use will be deemed to include the risks associated with the securities and investment methods that the Underlying Funds may invest in or use.

Asset Allocation Risk.   Asset allocation risk is the risk that the Academic Strategies Portfolio’s assets may be allocated to an asset class that underperforms other asset classes. For example, the Academic Strategies Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, the Academic Strategies Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Fund Risk.   The value of an investment in the Academic Strategies Portfolio will be related in large part to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Academic Strategies Portfolio are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Academic Strategies Portfolio’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Academic Strategies Portfolio may be subject to any and all of these risks at different times and to different degrees.  Investing in an Underlying Fund will also expose the Academic Strategies Portfolio to a pro rata portion of the Underlying Fund’s fees and expenses. Underlying Funds that are not registered under the federal securities laws are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rules, and regulations.

Underlying Trust Funds: Potential Conflicts of Interest and Subadviser Selection Risk.  As set forth above, the Academic Strategies Portfolio will invest approximately 65% of its assets in shares of the Underlying Trust Funds under normal circumstances.  These investments in Underlying Trust Funds may also be subject to certain potential conflicts of interest.  As described above, the Co-Managers have engaged subadvisers to conduct the investment programs of each Underlying Trust Fund, including the purchase, retention and sale of portfolio securities. Subadvisory fees are paid by the Co-Managers to the relevant subadvisers out of the management fees received by the Co-Managers from the Underlying Trust Funds.  Those shares will be subject to investment management fees and other expenses. Because the amount of fees to be retained by the Co-Managers will differ depending upon which Underlying Trust Funds are used in connection with the Academic Strategies Portfolio, it is possible that the interests of the Co-Managers and Contract owners could conflict.  In addition, the Co-Managers may have an incentive to take into account the effect on an Underlying Trust Fund in which the Academic Strategies Portfolio may invest in determining whether, and under what circumstances, to purchase or sell interests in that Underlying Trust Fund.  As a result, it is possible that the interests of the Underlying Trust Fund may not be consistent with those of the Academic Strategies Portfolio.  The Academic Strategies Portfolio’s

investments in the Underlying Trust Funds will also be subject to subadviser selection risk.  Subadviser selection risk is the risk that the Co-Managers’ decision to select or replace a subadviser for an Underlying Trust Fund does not produce the intended result.  The Co-Managers, however, are not responsible for the day-to-day management of the Underlying Trust Funds or the Underlying Non-Prudential Funds.

Affiliated Fund of Funds Risk.   In addition to the Academic Strategies Portfolio, the Co-Managers serve as investment managers to other portfolios of the Trust that invest primarily in Underlying Trust Funds (collectively with the Academic Strategies Portfolio, the Affiliated Funds of Funds).  The use of Affiliated Funds of Funds in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Affiliated Funds of Funds on a large scale.  The Co-Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Fund shares.  Despite these efforts, the relevant Underlying Trust Funds may experience increased expenses as they buy and sell securities to respond to transactions initiated by an Affiliated Funds of Funds. An Underlying Trust Fund’s investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Affiliated Funds of Funds. In addition, because the Affiliated Funds of Funds may own a substantial portion of an Underlying Trust Fund, a large-scale redemption initiated by one or more Affiliated Funds of Funds could cause an Underlying Trust Fund’s expense ratio to increase as such portfolio’s fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Affiliated Funds of Funds, including the Academic Strategies Portfolio, which continue to remain invested in such Underlying Trust Funds.

Selection Risk.   Selection risk is the risk that the securities, Underlying Funds, or derivatives, selected by the New Subadvisers will under perform the market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Equity Securities Risk.   Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Equity Markets Risk.   The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Small and Mid Cap Companies Risk.   The risk that investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Interest Rate Risk.   Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Academic Strategies Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

Credit Risk.   The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

Extension Risk.   During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

High-Yield/Junk Bonds Risk.  Securities rated below investment grade (‘‘high-yield bonds’’ or ‘‘junk bonds’’) lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Academic Strategies Portfolio may become more volatile.

Mortgage and Asset-Backed Securities Risk.   Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Academic Strategies Portfolio may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk (as described below) and liquidity risk (as described below).

Asset-backed securities in which the Academic Strategies Portfolio invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If the Academic Strategies Portfolio purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Academic Strategies Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Academic Strategies Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Foreign Investment Risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.

Currency risk.  Changes in currency exchange rates may affect the value of foreign securities held by the Academic Strategies Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Academic Strategies Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Academic Strategies Portfolio to lose money and could reduce the amount of income available for distribution.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the New Subadvisers will devote research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments risk. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk.  Many foreign markets are not as open to foreign investors as U.S. markets.  The Academic Strategies Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the Academic Strategies Portfolio.

Emerging market risk. All of the above-referenced foreign investment risks may be more severe for investments in emerging market countries.  In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Depositary Receipts Risk.   The Academic Strategies Portfolio may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Geographic Focus Risk.   To the extent the Academic Strategies Portfolio invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Derivatives Risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Academic Strategies Portfolio may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Academic Strategies Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. Leveraged derivative transactions may be highly volatile.  The Academic Strategies Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Academic Strategies Portfolio may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative, and when the Academic Strategies Portfolio invests in a derivative instrument it could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances.

Valuation Risk.   Due to the nature of some of the Academic Strategies Portfolio’s investments and the market environment, a portion of the Academic Strategies Portfolio’s assets may be valued by the Co-Managers at fair value pursuant to guidelines established by the Board. The Academic Strategies Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Academic Strategies Portfolio would receive upon sale of a security.  To the extent the Academic Strategies Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When the Academic Strategies Portfolio invests in Underlying Non-Prudential Funds, it will generally value its investments in those Underlying Non-Prudential Funds based on the valuations determined by the Underlying Non-Prudential Funds.  These values may not be precisely the same as if the net assets of the Underlying Non-Prudential Funds had been valued using the procedures employed by the Academic Strategies Portfolio to value its own assets.

Liquidity Risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. The Academic Strategies Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price.  Illiquid securities are also difficult to value.

Real Estate Risk.   An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the Code), and to the effect of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT the Academic Strategies Portfolio, and indirectly the Academic Strategies Portfolio’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Infrastructure Investment Risk.   The Academic Strategies Portfolio’s infrastructure-related investments expose the Academic Strategies Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Commodity Risk.   The Academic Strategies Portfolio’s investments in commodity-linked derivative instruments may subject the Academic Strategies Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Academic Strategies Portfolio’s ability to invest in certain commodity-related instruments may be limited by certain federal income tax considerations.

Proposed Portfolio Management.  Information about the portfolio management teams for PI and the New Subadvisers is included as Exhibit E to this Proxy Statement.

Comparative Information

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Current Balanced Portfolio		Proposed Academic Strategies Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A	*	N/A	*
Maximum Deferred Sales Charge (Load)	N/A	*	N/A	*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	*	N/A	*
Redemption Fees	N/A	*	N/A	*
Exchange Fee	N/A	*	N/A	*

* Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

The tables below compare the Portfolio’s actual operating expenses (including the investment management fee) for the fiscal year ended December 31, 2007 under the Management Agreement, with the Portfolio’s estimated pro forma operating expenses for the same year if the Management Agreement with the amended fee schedule had been in place for the entire year.

Actual Annual Fund Operating Expenses for Balanced Portfolio for the fiscal year ended December 31, 2007

Investment Management Fees		Distribution (12b-1) Fees	Other Expenses		Underlying Fund Fees and Expenses		Total Annual Portfolio Operating Expenses

0.15%	*	None	0.01	%**	0.90	%***	1.06	%****

* The only investment management fee paid directly to the Co-Managers by the Balanced Portfolio is the Portfolio’s annualized contractual investment management fee of 0.15% of its average daily net assets.  Since the Balanced Portfolio currently invests substantially all of its assets in Underlying Trust Funds rather than investing directly in equity and fixed-income securities, the Balanced Portfolio also indirectly pays investment management fees on its investments in the Underlying Trust Funds.

** As used in connection with the Balanced Portfolio, the term “Other Expenses” includes certain operating expenses, including, without limitation, fees for custodian services, Independent Trustees’ fees, and fees for legal, accounting, valuation, and transfer agency services.  The Trust has also entered into arrangements with the issuers of the variable insurance products offering the Balanced Portfolio under which the Trust currently compensates such issuers for providing ongoing services to Balanced Portfolio shareholders (e.g., the printing and mailing of Trust prospectuses and shareholder reports) in lieu of the Trust providing such services directly to shareholders.  The contractual administrative services fee is 0.10% of the Balanced Portfolio’s average daily net assets.  The Balanced Portfolio is not directly subject to the administrative services fee to the extent it invests in Underlying Trust Funds.  The Underlying Trust Funds in which the Balanced Portfolio invests, however, are subject to the administrative services fee.

*** The Balanced Portfolio indirectly incurs a pro rata portion of the fees and expenses of the Underlying Trust Funds in which it invests.  The expenses shown under “Underlying Fund Fees and Expenses” represent a weighted average of the expense ratios of the Underlying Trust Funds in which the Balanced Portfolio invested as of December 31, 2007. The Balanced Portfolio does not pay any transaction fees when purchasing or redeeming shares of the Underlying Trust Funds.

**** The Balanced Portfolio is not directly subject to the administrative services fee.

Estimated Pro Forma Annual Fund Operating Expenses for Academic Strategies Portfolio for the fiscal year ended December 31, 2007

Investment Management Fees		Distribution (12b-1) Fees	Other Expenses		Underlying Fund Fees and Expenses		Total Annual Portfolio Operating Expenses

0.72%	*	None	0.095	%**	0.685	%***	1.50	%****

* The only investment management fee to be paid directly to the Co-Managers by the Academic Strategies Portfolio will be the Portfolio’s annualized contractual investment management fee of 0.72% of its average daily net assets.  Since the Academic Strategies Portfolio is expected to invest approximately 65% of its assets in Underlying Trust Funds, the Academic Strategies Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Funds.

** As used in connection with the Academic Strategies Portfolio, the term “Other Expenses” includes certain operating expenses, including, without limitation, fees for custodian services, Independent Trustees’ fees, and fees for legal, accounting, valuation, and transfer agency services.  The Trust has also entered into arrangements with the issuers of the variable insurance products offering the Academic Strategies Portfolio under which the Trust will compensate such issuers for providing ongoing services to Academic Strategies Portfolio shareholders (e.g., the printing and mailing of Trust prospectuses and shareholder reports) in lieu of the Trust providing such services directly to shareholders.  The contractual administrative services fee is 0.10% of the Academic Strategies Portfolio’s average daily net assets.  The Academic Strategies Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Trust Funds.  The Underlying Trust Funds in which the Academic Strategies Portfolio invests, however, will be subject to the administrative services fee.

*** The Academic Strategies Portfolio will indirectly incur a pro rata portion of the fees and expenses of the Underlying Trust Funds in which it invests.  The estimated expenses shown under “Underlying Fund Fees and Expenses” represent a weighted average of the expense ratios of the relevant Underlying Trust Funds as of December 31, 2007 based upon the Academic Strategies Portfolio’s expected initial holdings in such Underlying Trust Funds.  The Academic Strategies Portfolio will not pay any transaction fees when purchasing or redeeming shares of the Underlying Trust Funds.  The Co-Managers may cause a portion of the Academic Strategies Portfolio’s assets to be invested in Underlying Non-Prudential Funds to the extent: (i) the Co-Managers and QMA would like to gain exposure to certain asset classes or investment strategies but the Co-Managers have not retained a subadviser to directly manage Portfolio assets for those asset classes or investment strategies and/or (ii) the Academic Strategies Portfolio is not permitted to invest in Other Investments under the 1940 Act and the rules thereunder.  The estimated expenses shown under “Underlying Fund Fees and Expenses” do not include any expenses of Underlying Non-Prudential Funds.

**** A portion of the contractual administrative services fee (i.e., 0.03%) was waived during the fiscal year ended December 31, 2007.  Assuming the Academic Strategies Portfolio’s investments other than its holdings of Underlying Trust Funds were subject to the reduced administrative services fee rate (i.e., 0.07% rather 0.10%), the total operating expense ratio for the Academic Strategies Portfolio during that period would have been 1.49%.  In addition, the estimated expenses shown under “Underlying Fund Fees and Expenses” do not include any expenses of Underlying Non-Prudential Funds.  As a result, the Co-Managers have agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s operating expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses) do not exceed 1.49% of the Academic Strategies Portfolio’s average daily net asset during the fiscal year ending December 31, 2008 as a result of Portfolio investments in Underlying Non-Prudential Funds.

EXPENSE EXAMPLES

The Expense Examples below are intended to help you compare the cost of investing in the Portfolio under the current investment management fee arrangement with the cost of investing in the Portfolio assuming the increased investment management fee was in effect. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example: Actual Fund Operating Expenses for Balanced Portfolio as of December 31, 2007

Portfolio	1 Year	3 Years	5 Years	10 Years

AST Balanced Asset Allocation Portfolio	$108	$337	$585	$1,294

Expense Example: Estimated Pro Forma Operating Expenses for Academic Strategies Portfolio as of December 31, 2007

Portfolio	1 Year	3 Years	5 Years	10 Years

AST Academic Strategies Asset Allocation Portfolio	$153	$474	$818	$1,791

Had the proposed investment management fee rate for the Portfolio been in effect during the fiscal year ended December 31, 2007 the Co-Managers would have received approximately $29,666,355 in investment management fees directly from the Portfolio. Had the proposed investment management fee rate and subadvisory arrangements for the Portfolio been in effect during the fiscal year ended December 31, 2007, the Co-Managers would have paid approximately $10,193,184 in subadvisory fees directly to the New Subadvisers.

Summarized below (in both absolute and percentage terms) for the fiscal year ended December 31, 2007 are the actual and estimated pro forma: (i) gross investment management fees directly received from the Portfolio by the Co-Managers, (ii) gross subadvisory fees directly paid by the Co-Managers to the relevant subadvisers, and (iii) net investment management fee retained by the Co-Managers.

Item	Actual		Estimated Pro Forma		Difference (in $)		Difference (in %)

Gross Investment Management Fees Received by Co-Managers Directly from Portfolio	$6,180,491	*	$29,666,355	+	$23,485,864		380%

Gross Subadvisory Fees Directly Paid by Co-Managers to Relevant Subadvisers	$0	**	$10,193,184	++	$10,193,184		N/A

Net Investment Management Fee Retained by Co-Managers	$6,180,491	***	$19,473,171		$13,292,680	+++	215	%+++

* The above figure reflects the Balanced Portfolio’s annualized investment management fee rate of 0.15% of its average daily net assets.  Since the Balanced Portfolio currently invests substantially all of its assets in Underlying Trust Funds rather than investing directly in equity and fixed-income securities, the Balanced Portfolio also indirectly pays investment management fees on its investments in the Underlying Trust Funds.

** Although there is no subadviser for the Balanced Portfolio, the Co-Managers do, however, pay a portion of the investment management fees received from the Underlying Trust Funds to the subadvisers for the relevant Underlying Trust Funds.

*** The above figure reflects: (i) the Balanced Portfolio’s annualized investment management fee rate of 0.15% of its average daily net assets and (ii) the fact that the Balanced Portfolio does not have a subadviser.

+ Assumes the proposed annualized investment management fee rate of 0.72% of the Academic Strategies Portfolio’s average daily net assets had been in effect during the fiscal year ended December 31, 2007.  Since the Academic Strategies Portfolio is expected to invest approximately 65% of its assets in Underlying Trust Funds, the Academic Strategies Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Funds.

++ Assumes the proposed subadvisory fee rates for the Affiliated Subadvisers and the Unaffiliated Subadvisers had been in effect during the fiscal year ended December 31, 2007 but does not reflect subadvisory fees to be paid by the Co-Managers to the relevant subadvisers for the Underlying Trust Funds in connection with the Academic Strategies Portfolio’s expected investment of 65% of its assets in those Underlying Trust Funds

+++ The table above: (i) reflects only investment management fees paid by the Balanced Portfolio directly to the Co-Managers; (ii) does not reflect investment management fees paid by the Underlying Trust Funds to the Co-Managers in connection with the Balanced Portfolio’s investment of 100% of its assets in Underlying Trust Funds; (iii) does not reflect subadvisory fees paid by the Co-Managers to the relevant subadvisers for the Underlying Trust Funds in connection with the Balanced Portfolio’s investment of 100% of its assets in those Underlying Trust Funds; (iv) does not reflect investment management fees to be paid by the Underlying Trust Funds to the Co-Managers in connection with the Academic Strategies Portfolio’s expected investment of 65% of its assets in Underlying Trust Funds; and (v) does not reflect subadvisory fees to be paid by the Co-Managers to the relevant subadvisers for the Underlying Trust Funds in connection with the Academic Strategies Portfolio’s expected investment of 65% of its assets in those Underlying Trust Funds.  If such investment management fees and subadvisory were reflected in the table, the difference between the actual and estimated pro forma net investment management fee retained by the Co-Managers would be smaller.

 Information About PI and AST

PI and AST are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below are the names, titles and principal occupations of the senior officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President of Prudential Investments LLC
Stephen Pelletier	Executive Vice President	Vice President, International Investments, of The Prudential Insurance Company of America; Executive Vice President, Prudential Investments LLC.
Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of

Board of Governors of the Investment Company Institute
Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

Stuart S. Parker	Senior Vice President	Senior Vice President of Prudential Investments LLC (since November 2007)
Brian K. Ahrens	Senior Vice President	Senior Vice President of Prudential Investments LLC (since October 2007)

Set forth below are the names, titles and principal occupations of the senior officers of AST. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with AST	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, and Chief Operating Officer	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge, and Director (since June 2005) of AST Investment Services, Inc.; Vice President of Prudential Investments LLC
Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

David R. Odenath, Jr.	Executive Vice President

President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Director (since June 2005) and Executive Vice President (since March 2006) of AST Investment Services, Inc; formerly Executive Vice President (May 2003-November 2007) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer in Charge (June 2005-March 2006) of AST Investment Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Michael Bohm	Vice President, Chief Financial Officer, and Assistant Treasurer	Chief Financial Officer, Vice President, and Assistant Treasurer (since March 2006) of AST Investment Services, Inc.

Similar Portfolios of the Trust Managed by PI or AST

AST and PI do not manage another portfolio of the Trust having investment objectives, policies, and strategies that are similar to the proposed investment objective, policies, and strategies for the Academic Strategies Portfolio.

Similar Portfolios of the Trust Subadvised by PIMCO

PIMCO does not currently act as a subadviser with respect to any other portfolio of the Trust having a similar investment objective to the International (Un-Hedged), the Emerging Markets and Inflation-Indexed Securities investment categories.

Similar Portfolios of the Trust Subadvised by Mellon Capital

Mellon Capital does not currently act as a subadviser with respect to any other portfolio of the Trust having a similar investment objective to the Global Tactical Asset Allocation investment strategy.

Similar Portfolios of the Trust Subadvised by Credit Suisse

Credit Suisse does not currently act as a subadviser with respect to any other portfolio of the Trust having a similar investment objective to its Absolute Return Volatility Income Strategy.

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met on April 21, 2008 (the April Board Meeting) to consider the Co-Managers’ proposals to change the Portfolio’s investment management fee rate, investment advisory arrangements, investment strategy, investment objective, investment policies, performance benchmarks, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning).  In advance of the April Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, particularly the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate for the Balanced Portfolio and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the Balanced Portfolio (i.e., variable insurance product funds in the Lipper Mixed-Asset Target Allocation Growth Category), as well as a comparative analysis of the proposed investment management fee rate for the Academic Strategies Portfolio and the investment management fee rates paid by mutual funds with an investment objective similar to that of the Academic Strategies Portfolio (i.e., variable insurance product funds in the Lipper Flexible Category).

At such meeting, the Board, including a majority of the Independent Trustees, approved this proposal. At the April Board Meeting, the Board also approved: (i) the execution of the Affiliated Subadvisory Agreement, (ii) the execution of subadvisory agreements relating to the Portfolio between the Co-Managers and the Unaffiliated Subadvisers, and (iii) changes to the Portfolio’s investment objective, fundamental and non-fundamental investment policies, and performance benchmarks as outlined above. At such meeting, the Board received oral presentations from representatives of the Co-Managers and had the opportunity ask questions and obtain additional information about the Portfolio Repositioning and the New Subadvisers’ investment strategies.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement are discussed separately below.  Implementation of the investment management fee rate increase is also subject to “in person” Board approval at the June 2008 Board meeting as required by Section 15(c) of the 1940 Act.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers proposed the increased investment management fee rate for the Balanced Portfolio to the Board in order to make several changes to the Portfolio. In particular, an increased investment management fee rate would enable the Co-Managers to add the New Subadvisers to the Portfolio.  It is expected that the New Subadvisers would implement their respective investment strategies for the Portfolio. Pursuant to these investment strategies, the Portfolio would no longer be a “fund of funds” that focused exclusively on gaining exposure to traditional asset classes such as equity and fixed-income securities.  Instead, the Portfolio would invest in combinations of Underlying Trust Funds, Underlying Non-Prudential Funds, securities, and derivatives on a global basis to gain exposure to traditional and non-traditional asset classes and the related investment categories and strategies.  The Balanced Portfolio does not provide exposure to non-traditional asset classes.  The Board considered that the use of the New Subadvisers’ investment strategies would entail an increase in the amount of time, oversight and attention that would be required of both the Co-Managers and the New Subadvisers.

In order to use these asset classes and pursue these global investment strategies, the New Subadvisers must intensively research and analyze global political, financial, macro-economic, currency, and sector issues and the characteristics of the different global capital markets.  In turn, the use of these sophisticated investment strategies will entail a significant increase in the amount of time, investment due diligence, compliance and investment oversight, and attention that will be required of the Co-Managers.  In short, the Co-Managers believe that the proposed increased investment management fee is appropriate due to the increased costs to be incurred by the Co-Managers and the New Subadvisers, in managing and subadvising the Portfolio, respectively, under the proposed investment mandate.

The Board also noted that implementation of the new subadvisory arrangements outlined above would result in the payment of subadvisory fees by the Co-Managers to the New Subadvisers.  The subadvisory fees to be received by the New Subadvisers from the Co-Managers would be reflective of the oversight required to manage a multi-asset class global fund that uses sophisticated investment strategies.  To that end, the Board noted that the increased management fee would not be wholly retained by the Co-Managers, but instead would be used by the Co-Managers in part to compensate the New Subadvisers for their day-to-day management of the Academic Strategies Portfolio’s assets.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Balanced Portfolio by the Co-Managers under the current Management Agreement and the nature and extent of services to be provided to the Academic Strategies Portfolio by the Co-Managers and the New Subadvisers under the amended Management Agreement. The Board considered the Co-Managers’ representation that the nature and extent of services to be provided under the amended Management Agreement would be greater than that provided under the current Management Agreement, due to the increased oversight, time and expense which will be required to properly manage the Portfolio after it is transitioned from a traditional “fund of funds” to a hybrid “fund of funds” that provides global investment diversification and exposure to non-traditional asset classes and investment strategies.

The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and the New Subadvisers under the amended Management Agreement, and that there was a reasonable basis on which to conclude that the quality of investment advisory services to be provided by the Co-Managers and the New Subadvisers under the amended Management Agreement would likely be high.

Historical Investment Performance of the Balanced Portfolio and the New Subadvisers

The Board did not consider the historical investment performance of the Balanced Portfolio as a factor in approving the amended Management Agreement. The Board noted that the current Management Agreement had been considered and renewed by the Board in June 2007 as part of its annual consideration of the renewal of the Balanced Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving new subadvisory arrangements for the Portfolio and that the New Subadvisers would be implementing their respective investment strategies for the Portfolio.  The Co-Managers informed the Board that neither the Co-Managers nor any of the New Subadvisers manage any funds or pooled investment vehicles that use all of the above-described asset classes and investment strategies within any one fund.  As a result, the Co-Managers could not provide the Board with any directly comparable investment performance at the April Board Meeting.  With the exception of Bache, which has not yet formally launched operations, each New Subadviser does, however, manage one or more funds or pooled investment vehicles based solely on one of the above-described investment strategies.  The Co-Managers provided the Board with historical investment performance information for comparable funds and/or composites with meaningful track records that are managed by the New Subadvisers.  In this context, a “composite” is a standardized aggregation of one or more portfolios into a single group that represents a particular investment objective or strategy.  The Co-Managers also provided the Board with performance information for the BCISM  The Co-Managers made no representation that the performance of any one such strategy within a multi-strategy fund would have been comparable to its performance as a stand-alone fund.  The Board noted that the relevant funds and/or composites outperformed their respective benchmark indexes during certain time periods presented.

Investment Management Fee Rates

Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees, classifies the Academic Strategies Portfolio, along with twenty-four other comparable funds, as Flexible Funds. The materials provided to the Board in advance of the April Board Meeting indicated that: (i) the median investment management fee for the Flexible Funds was lower than the proposed investment management fee rate for the Academic Strategies Portfolio and (ii) the proposed investment management fee rate for the Academic Strategies Portfolio would rank in the fourth quartile (i.e., most expensive) for the Flexible Funds.

The Co-Managers explained to the Board that Lipper’s inclusion of the Academic Strategies Portfolio in the Lipper Flexible category was not entirely appropriate because the Lipper Flexible Funds generally do not focus on non-traditional asset classes and strategies to any significant extent.  The Co-Managers also explained to the Board that the investment in non-traditional asset classes and the use of sophisticated investment strategies on a consistent basis requires an increase in the amount of time and resources required when compared to typical multi-asset class funds. The Board also considered that the New Subadvisers’ investment strategies offered shareholders the potential for greater risk-adjusted returns. In addition, the Co-Managers maintained that the Academic Strategies Portfolio will be a distinctive offering within the variable insurance product marketplace and that it should be evaluated accordingly. Based on the foregoing, the Board concluded that the proposed investment management fee rate was reasonable under the circumstances.

Co-Managers’ Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability until the increased management fee was in effect for a meaningful period of time. The Board noted that it had considered the profitability of the Co-Managers under the existing Management Agreement as part of its annual consideration of the renewal of the Management Agreement in June 2007, and that it had determined such profitability to be reasonable at that time. The Board also noted that it would consider the profitability of the Co-Managers as part of any future annual review of the Management Agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement and certain of the new subadvisory arrangements would not provide breakpoints (that is, reductions in the investment management fee rate as the size of the Portfolio increases).  The Board also considered that certain of the new subadvisory fee arrangements would include breakpoints in the fee rate paid by the Co-Managers to the relevant New Subadvisers, and that such subadvisory breakpoints would reduce the subadvisory fee rate paid by the Co-Managers if the Portfolio increased in size. The Board noted that it would consider economies of scale as part of any future annual review of the Management Agreement.

Other Benefits to the Co-Managers

The Board did not consider ancillary or potential “fall out” benefits accruing to the Co-Managers as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the Management Agreement in June 2007, and that it had determined any such benefits to be reasonable. The Board also noted that it would consider ancillary benefits as part of any future annual review of the Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentation made by the Co-Managers at the April Board Meeting, the Board concluded that approving the increased management fee rate was in the best interests of the Portfolio and its shareholders.

Implementation

The Co-Managers and the Board are proposing the investment management fee rate increase in order to effect the Portfolio Repositioning.  Specifically, if the increased investment management fee rate and the Affiliated Subadvisory Agreement are approved by the shareholders of the Balanced Portfolio, the revised fee schedule will become operational upon the effectiveness of the new subadvisory arrangements with the New Subadvisers.  Such subadvisory arrangements are expected to become effective at some point during the third calendar quarter of 2008.  In turn, once the New Subadvisers are added to the Portfolio, it is expected that: (i) such New Subadvisers will implement new investment strategies on behalf of the Portfolio; (ii) the name of the Portfolio will be changed from the AST Balanced Asset Allocation Portfolio to the AST Academic Strategies Asset Allocation Portfolio (the Academic Strategies Portfolio); and (iii) certain changes to the Portfolio’s investment objective, non-fundamental investment policies, and performance benchmarks that are described above will become effective.  The Board approved all aspects of the Portfolio Repositioning at the April Board Meeting.  If Balanced Portfolio shareholders do not approve Proposal No. 1, the Balanced Portfolio’s investment management fee rate, investment objective, investment strategy, non-fundamental investment policies, performance benchmarks, and name will remain unchanged.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

TO APPROVE A SUBADVISORY AGREEMENT AMONG PRUDENTIAL INVESTMENTS LLC, AST INVESTMENT SERVICES, INC., AND EACH OF QUANTITATIVE MANAGEMENT ASSOCIATES LLC,
JENNISON ASSOCIATES LLC, PRUDENTIAL BACHE ASSET MANAGEMENT,
AND PRUDENTIAL INVESTMENT MANAGEMENT, INC.

The Board, including a majority of the Independent Trustees, has approved, and recommends that the shareholders of the Balanced Portfolio approve, a subadvisory agreement (the Affiliated Subadvisory Agreement) among the Co-Managers and each of Quantitative Management Associates LLC (QMA), Jennison Associates LLC (Jennison), Prudential Bache Asset Management (Bache), and Prudential Investment Management, Inc. (PIM, and collectively with QMA, Jennison, and Bache, the Affiliated Subadvisers).  QMA, Jennison, Bache, and PIM are affiliates of the Co-Managers. The Affiliated Subadvisory Agreement was approved by the Board at the April Board Meeting.  In addition to shareholder approval, implementation of the Affiliated Subadvisory Agreement is also subject to “in person” Board approval at the June 2008 Board meeting as required by Section 15(c) of the 1940 Act.  Implementation of the Affiliated Subadvisory Agreement with respect to Bache is also subject to Bache’s completion of its registration with the SEC as an investment adviser.  A copy of the Affiliated Subadvisory Agreement is attached as Exhibit F to this Proxy Statement.

Current Subadvisers

Currently, there is no subadviser for the Balanced Portfolio.

Affiliated Subadvisers

Quantitative Management Associates LLC. QMA is a wholly-owned subsidiary PIM, which is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA.

Set forth below are the names and principal occupations of the principal executive officers of QMA.  The address for the principal executive officers of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Principal Occupations
Dennis M. Kass	Chairman of the Board of QMA and Chairman of the Board and Chief Executive Officer of Jennison, an affiliate of QMA
Scott Hayward	Chief Executive Officer of QMA
Margaret S. Stumpp, PhD	Chief Investment Officer of QMA
Kenneth Moore

Treasurer, Executive Vice President and Chief Financial Officer of Jennison; Chief Financial Officer, Manager, Principal, and Vice President of QMA; Vice President of PIM; Director of Prudential Trust Company.

None of the current Trustees or Officers of the Trust currently holds an office with, or is employed by, QMA.

Jennison Associates LLC.  Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007, Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients.

Set forth below are the names, titles, and principal occupations of the principal executive officers of Jennison.  The address for the principal executive officers of Jennison is 466 Lexington Avenue, New York, New York 10017.

Name	Principal Occupations
Dennis M. Kass	Director, Chairman and Chief Executive Officer of Jennison
Mehdi A. Mahmud	Director, Vice Chairman, Managing Director and Chief Operating Officer of Jennison
Spiros Segalas	Director, President and Chief Investment Officer of Jennison
Kathleen A. McCarragher	Director and Managing Director of Jennison
Joseph M. Carrabes	Executive Vice President of Jennison

None of the current Trustees or Officers of the Trust currently holds an office with, or is employed by, Jennison.

Prudential Bache Asset Management.  Bache is currently preparing to register as both an investment adviser with the SEC and as a commodity trading advisor with the Commodity Futures Trading Commission.  Bache is also planning to become a member of the

National Futures Association.  Bache expects to officially launch operations during the summer of 2008 as a wholly-owned subsidiary of Prudential Financial, Inc.  Its principal place of business is expected to be One New York Plaza, 13th Floor, New York, New York 10292.  Implementation of the Affiliated Subadvisory Agreement with respect to Bache is subject to Bache’s completion of its registration with the SEC as an investment adviser.

Set forth below are the names and principal occupations of the principal executive officers of Bache:

Name	Principal Occupations
Stephen Ilnitzki	Head of Commodity Asset Management for the Prudential Bache Global Commodities Group.
Donald R. Levine	Senior Counsel to Prudential Financial, Inc.’s Global Commodities Group
Amy Marchitto	Chief Compliance Officer of the US Global Commodities Group Business for Prudential Bache Commodities

None of the current Trustees or Officers of the Trust currently holds an office with, or is employed by, Bache.

Prudential Investment Management, Inc. PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007, PIM had approximately $209 billion in assets under management.

Set forth below are the names, titles, and principal occupations of the principal executive officers of PIM.  The address for the principal executive officers of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Name and Address	Principal Occupations
James J. Sullivan	Managing Director & Senior Vice President of PIM
Charles F. Lowrey	Chairman, Director, President & CEO of PIM
Betsy Friedman	Vice President, Operations of PIM
Dennis Kass	Director and Vice President of PIM
Timothy Harris	Vice President of PIM and Chief Investment Counsel of The Prudential Insurance Company of America
James McCarthy	Director, Vice President & Controller of PIM
Timothy J. Knierim	Vice President & Chief Compliance Officer of PIM

None of the Trustees of the Trust currently holds an office with, or is employed by, PIM.   Timothy J. Knierim, who serves as the Chief Compliance Officer of the Trust, also serves as Chief Compliance Officer of PIM.  Other than Mr. Knierim, none of the Officers of the Trust currently holds an office with, or is employed by, PIM.

Affiliated Subadvisory Agreement

Under the Affiliated Subadvisory Agreement, each of QMA, Jennison, Bache, and PIM will become a subadviser to the Portfolio.  The Affiliated Subadvisory Agreement would allow the Co-Managers, subject to Board approval, to: (i) receive investment advice, asset allocation advice, and research services from one or more of the Affiliated Subadvisers with respect to the Portfolio (referred to herein as Additional Services) and (ii) grant investment management authority for all or a portion of the Portfolio’s assets to one or more of the Affiliated Subadvisers (referred to herein as Management Services).  The Co-Managers will remain responsible for monitoring the activities of the Affiliated Subadvisers, evaluating each Affiliated Subadviser’s performance, reporting on such activities and evaluations to the Board, and providing, or causing to be provided, certain additional administrative services.  The Co-Managers believe that shareholder approval of the Affiliated Subadvisory Agreement will benefit the Portfolio and its beneficial shareholders by permitting the Co-Managers to utilize the additional resources and talents of the Affiliated Subadvisers in managing the Portfolio without the cost and delay associated with obtaining further shareholder approval.

Other than having more than one subadviser as a party, the other terms and conditions of the Affiliated Subadvisory Agreement are substantially similar to the terms and conditions set forth in the subadvisory agreements for the Trust’s other subadvisers.  In addition to the above-referenced provisions, the Affiliated Subadvisory Agreement, in brief, provides that:

•  An Affiliated Subadviser providing Management Services will select brokers, if any, to effect trades for the Portfolio subject to best execution.  Brokers are not used for transactions in the Underlying Trust Funds, but brokers may be used for transactions in other securities and financial instruments.

•  Each Affiliated Subadviser shall provide Management Services and Additional Services to the Portfolio in accordance with the Trust’s Second Amended and Restated Declaration of Trust, the Portfolio’s investment objective, policies and restrictions, and Section 817(h) of the Code.

•  Each Affiliated Subadviser will maintain certain books and records on behalf of the Portfolio in connection with its performance of Management Services and/or Additional Services.

•  An Affiliated Subadviser shall not be liable for any error or judgment or any loss suffered by the Trust or the Co-Managers in connection with advisory services provided to the Trust, except a loss resulting from willful misfeasance or bad faith on the Affiliated Subadviser’s part in the performance of its duty or from its reckless disregard of its obligations and duties under the Affiliated Subadvisory Agreement.

Notwithstanding the flexibility provided to the Co-Managers by the Affiliated Subadvisory Agreement, the Co-Managers note that they currently: (i) intend to engage only QMA, Jennison, and Bache to provide investment advisory services for the Portfolio and (ii) do not intend to engage PIM to provide any investment advisory services for the Portfolio.  The types of investment advisory services expected to be provided by QMA, Jennison, and Bache and the related subadvisory fee arrangements are outlined below.

Affiliated Subadviser	Additional Services or Management Services	Traditional or Non- Traditional Asset Class	Investment Category or Strategy	Proposed Subadvisory Fee Rate

QMA	Additional Services	N/A (Overall Asset Allocation)	N/A (Overall Asset Allocation)	0.075% of average daily net assets of Portfolio

QMA	Management Services	Non-Traditional	Overlay

Bache	Management Services	Non-Traditional	Commodities

0.60% of average daily net assets to $500 million; 0.55% of average daily net assets from $500 million to $1 billion; and 0.50% of average daily net assets exceeding $1 billion
(Fee applies only to assets attributable to Commodities investment category)

Jennison	Management Services	Non-Traditional	Global Infrastructure	0.60% of average daily net assets to $100 million; and 0.55% of average daily net assets exceeding $100 million (Fee applies only to assets attributable to Global Infrastructure investment category)

QMA	Management Services	Non-Traditional	Long/Short Market Neutral	1.00% of average daily net assets (Fee applies only to assets attributable to Long/Short Market Neutral investment category)

* As set forth above, in the event the Balanced Portfolio’s shareholders do not approve the increased investment management fee rate but do approve the Affiliated Subadvisory Agreement, the increased investment management fee rate, the retention of the Unaffiliated Subadvisers, and the investment strategy, investment objective, non-fundamental investment policy, performance benchmark, and name changes will not go into effect.  Instead, the Balanced Portfolio will continue to operate as a “fund of funds” in accordance with its current investment objective and strategy.  The Affiliated Subadvisory Agreement will, however, go into effect.  Under those circumstances, the Co-Managers currently: (i) expect to utilize QMA to provide certain asset allocation services to the Balanced Portfolio and (ii) do not expect to utilize Jennison, PIM, or Bache to provide investment advisory services to the Balanced Portfolio.The subadvisory fee rate for QMA’s performance of Additional Services on behalf of the Balanced Portfolio is 0.04% of the average daily net assets of the Balanced Portfolio.

Depending on future circumstances and other factors the Co-Managers may, in their discretion and subject to further Board approval: (i) elect to utilize PIM to provide investment advisory services to any or all of the Portfolio and (ii) elect to utilize QMA, Jennison, and/or Bache to provide additional investment advisory services to any or all of the Portfolio.

Similar Portfolios of the Trust Subadvised by QMA

QMA does not currently act as a subadviser with respect to any other portfolio of the Trust having a similar investment objective to the Overlay and Long/Short Market Neutral investment categories.

Similar Portfolios of the Trust Subadvised by Jennison

Jennison does not currently act as a subadviser with respect to any other portfolio of the Trust having a similar investment objective to the Global Infrastructure investment category.

Similar Portfolios of the Trust Subadvised by Bache

Bache does not currently act as a subadviser with respect to any other portfolio of the Trust having a similar investment objective to the Commodities investment category.

PIM

The Co-Managers currently do not intend to engage PIM to provide Additional Services and/or Management Services on behalf of the Portfolio

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met by telephone on April 21, 2008 (the April Board Meeting) to consider the Affiliated Subadvisory Agreement.  In advance of the April Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and the Affiliated Subadvisory Agreement and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning and the Affiliated Subadvisory Agreement.  Before approving the Affiliated Subadvisory Agreement, the Trustees received a formal presentation from the Co-Managers, reviewed materials regarding the organizational structure of each Affiliated Subadviser, reviewed materials regarding the historical investment performance of the investment strategies to be used by QMA, Jennison, and Bache, and reviewed the qualifications of the relevant portfolio management teams from QMA, Jennison, and Bache.

At such meeting, the Board, including a majority of the Independent Trustees, approved the Affiliated Subadvisory Agreement.  Implementation of the Affiliated Subadvisory Agreement is also subject to “in person” Board approval at the June 2008 Board meeting as required by Section 15(c) of the 1940 Act.  The Board also approved all other aspects of the Portfolio Repositioning at the April Board Meeting. At such meeting, the Board received oral presentations from representatives of the Co-Managers and had the opportunity ask questions and obtain additional information about the Portfolio Repositioning and the Affiliated Subadvisers’ investment strategies.

As a threshold matter, the Board considered that the Co-Managers: (i) currently intend to engage only QMA, Jennison, and Bache to provide investment advisory services for the Portfolio as enumerated above in this Proxy Statement; (ii) currently do not intend to engage PIM to provide any investment advisory services for the Portfolio; (iii) may in the future elect to utilize QMA, Jennison, and/or Bache to provide additional investment advisory services to any or all of the Portfolio, subject to further Board approval; and (iv) may in the future elect to utilize PIM to provide investment advisory services to any or all of the Portfolio, subject to further Board approval.  The additional material factors and conclusions that formed the basis for the Trustees’ determination to approve the Affiliated Subadvisory Agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services that would be provided to the Portfolio by QMA, Jennison, and Bache under the Affiliated Subadvisory Agreement.  It is expected that QMA will perform Management Services and Additional Services for the Portfolio and that Jennison and Bache will perform Management Services for the Portfolio.  Each Affiliated Subadviser is required to comply with all investment policies and restrictions and all applicable laws, rules, and regulations in connection with the performance of these investment advisory services.

With respect to the quality of services, the Board considered, among other things, the background and experience of the senior management of QMA, Jennison, and Bache and the expertise of, and amount of attention expected to be given to the Portfolio by their respective portfolio management teams. The Board also reviewed the qualifications, backgrounds and responsibilities of the portfolio managers from QMA, Jennison, and Bache who would be responsible for the day-to-day management and operation of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to these three Affiliated Subadvisers.  The Board also considered that QMA and Jennison already serve as Affiliated Subadvisers to other portfolios of the Trust and other portfolios of The Prudential Series Fund.  The Board also considered that the Co-Managers will seek Board approval prior to delegating any additional investment advisory responsibilities to QMA, Jennison, or PIM under the Affiliated Subadvisory Agreement and that the Board would have the opportunity at that time to review the exact nature, quality, and extent of services to be provided under the proposed delegation.

In light of the foregoing, the Board concluded that there was a reasonable basis on which to conclude that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by QMA, Jennison, and Bache.

The Board also considered that PIM already serves as an Affiliated Subadviser to other portfolios of the Trust and other portfolios of The Prudential Series Fund.  The Board also considered that the Co-Managers will seek Board approval prior to delegating any investment advisory responsibilities to PIM under the Affiliated Subadvisory Agreement and that the Board would have the opportunity at that time to review the exact nature, quality, and extent of services to be provided under the proposed delegation.

In light of the foregoing, the Board concluded that there was a reasonable basis on which to conclude that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by PIM.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rates payable by the Co-Managers to the Affiliated Subadvisers under the Affiliated Subadvisory Agreement are comparable to the subadvisory fee rates payable to the Affiliated Subadvisers under existing subadvisory agreements for mutual funds with investment objectives similar to the Portfolio.  As described above, the Co-Managers and the Board are seeking an increase in the investment management fee rate paid to the Co-Managers by the Portfolio under Proposal No. 1.

Profitability

Because the engagement of each Affiliated Subadviser for the Portfolio is new, there was no historical profitability information for the Board to review in connection with their consideration of the Affiliated Subadvisory Agreement.  As a result, this factor was not considered by the Board. The Board noted that it would consider profitability as part of any future annual review of the Affiliated Subadvisory Agreement.

Economies of Scale

The Board considered the potential for the Affiliated Subadvisers to experience economies of scale as the Portfolio grows in size. The Board considered that the proposed subadvisory fees for Jennison and Bache would include breakpoints in the fee rate paid by the Co-Managers, and that these subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board also considered that the proposed subadvisory fees for QMA would not include breakpoints in the fee rate paid by the Co-Managers The Board noted that it would consider economies of scale as part of any future annual review of the Affiliated Subadvisory Agreement.

Other Benefits to Affiliated Subadvisers

The Board considered potential ancillary benefits anticipated to be received by each Affiliated Subadviser and their affiliates as a result of their relationship with the Portfolio. The Board concluded that the potential benefits to be derived by the Affiliated Subadvisers included potential access to additional research resources, larger assets under management and benefits to their reputations, which were consistent with the types of benefits generally derived by subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers at the April Board Meeting, the Board concluded that approving the Affiliated Subadvisory Agreement was in the best interests of the Portfolio and its shareholders.

Implementation

In the event the Balanced Portfolio’s shareholders approve the increased investment management fee rate paid to the Co-Managers by the Portfolio and the Affiliated Subadvisory Agreement, the Portfolio Repositioning will go into effect as described above.

In the event the Balanced Portfolio’s shareholders do not approve the increased investment management fee rate but do approve the Affiliated Subadvisory Agreement, the increased investment management fee rate, the retention of the Unaffiliated Subadvisers, and the investment strategy, investment objective, non-fundamental investment policy, performance benchmark, and name changes will not go into effect.  Instead, the Balanced Portfolio will continue to operate as a “fund of funds” in accordance with its current investment objective and strategy.  The Affiliated Subadvisory Agreement will, however, go into effect.  Under those circumstances, the Co-Managers currently: (i) expect to utilize QMA to provide certain asset allocation services to the Balanced Portfolio and (ii) do not expect to utilize Jennison, PIM, or Bache to provide investment advisory services to the Balanced Portfolio.  The subadvisory fee rate for QMA’s performance of Additional Services on behalf of the Balanced Portfolio is 0.04% of the average daily net assets of the Balanced Portfolio.

PROPOSAL NO. 3

TO APPROVE A CHANGE IN THE PORTFOLIO’S
FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING

General

The Board, including a majority of the Independent Trustees, has approved, and recommends that the shareholders of the Balanced Portfolio approve, a revision to the Portfolio’s fundamental investment restriction relating to borrowing as set forth below.  The revised investment restriction was approved by the Board at the April Board Meeting.

Current Fundamental Investment Policy of AST Balanced Asset Allocation Portfolio Relating to Borrowing	Proposed Fundamental Investment Policy of AST Academic Strategies Asset Allocation Portfolio Relating to Borrowing

The Portfolio may not borrow money, except that the Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed
33 1/3% of the value of the Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act, or to the extent permitted by any exemption from the Investment Company Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

The Portfolio may not borrow money, except to the extent permitted by applicable law from time to time.

Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.

The current fundamental investment restriction permits the Portfolio to borrow only for temporary, emergency, and extraordinary purposes but not for investment purposes.  The proposed fundamental investment restriction would allow the Portfolio to borrow for any reason, including for investment purposes.  The Co-Managers are proposing this change because: (i) borrowing for investment purposes (i.e., leverage) is an integral part of several of the investment strategies described above and (ii) those investment strategies are in turn an integral part of the Academic Strategies Portfolio’s overall risk/return profile.

Implementation

If the proposed revision to the Portfolio’s fundamental investment restriction relating to borrowing is approved by shareholders of the Balanced Portfolio, such revision will be implemented.  In the event the Balanced Portfolio’s shareholders do not approve the proposed revision to the Portfolio’s fundamental investment restriction relating to borrowing, such revision will not be implemented.  Implementation of the proposed revision to the Portfolio’s fundamental investment restriction relating to borrowing is not contingent in any way on the outcomes for Proposal No. 1 and/or Proposal No. 2.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3.

VOTING INFORMATION

Approval of each Proposal requires approval by a majority of the outstanding voting securities of the Balanced Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Balanced Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Balanced Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve each Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the Securities and Exchange Commission (the SEC), each Participating Insurance Company, as record owner of the shares of the Balanced Portfolio, will vote the shares for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the Proposal, against the Proposal, or abstain) in the same proportion as the votes cast in accordance with instructions received from Contract owners. The presence at the Meeting of the Participating Insurance Companies affiliated with PI and AST will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against a Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions for the Proposals, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

Additional Proxy Solicitation Information

In addition to solicitation by mail, certain officers and representatives of the Trust, certain officers and representatives of the Co-Managers or their affiliates, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.  Broadridge (the Solicitor) has been engaged to assist in the tabulation and solicitation of proxies.

As the date of the Meeting approaches, certain Contract owners may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from Contract owners. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each Contract owner’s full name and address and to confirm that the Contract owner has received the proxy materials in the mail. If the Contract owner is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the Contract owner’s instructions on the proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will secure the Contract owner’s voting instructions over a recorded phone line. Within 72 hours, the Contract owner will be sent a letter that confirms his or her vote. Instructions for contacting the Solicitor are provided in the letter in case the Contract owner has any questions about the voting instructions reflected on the confirmation.

If a Contract owner wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the Contract owner may still submit the voting instruction card originally sent with the Proxy Statement or attend the Meeting in person.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

ADDITIONAL INFORMATION

All fees and expenses incurred in connection with the solicitation of proxies for the Proposals will be paid by the Participating Insurance Companies under arrangements pursuant to which they provide certain administrative service for the Portfolio for an annual fee.  The Co-Managers estimate that approximately $116,000 in fees and expenses will be incurred in connection with this proxy solicitation.

To the knowledge of the Co-Managers, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Balanced Portfolio as of the Record Date.  To the knowledge of the Co-Managers, there were no persons who owned beneficially 5% or more of the shares of the Balanced Portfolio as of the Record Date.

No broker-dealers affiliated with the Co-Managers received any commissions from the Trust with respect to the Balanced Portfolio during the fiscal year ended December 31, 2007.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust’s next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold annual meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

 The Co-Managers know of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

Exhibit A

AMERICAN SKANDIA TRUST

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between American Skandia Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and ASISI jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and ASISI with respect to the administration of its day-to-day business affairs, and both PI and ASISI are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with ASISI’s provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1.             The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement.  The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided.  Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement).  Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that the Co-Managers may manage the Fund and each Portfolio in a “manager-of-managers” style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund’s Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions.  The Fund recognizes that, subject to Board approval, a Subadviser’s services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the “manager-of-managers” process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2.             Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund’s business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Fund’s SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide supervision of the Portfolio’s investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b)           With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the

Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.  In connection therewith, the Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time.  In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) will give primary consideration to securing the most favorable price and efficient execution.  Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) may consider the financial responsibility of or [research and investment information and other services] provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis.  It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund’s investment transaction business for the Fund or any Portfolio.  It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution.  Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund’s Board of Trustees from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers’ supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall maintain all books and records with respect to the Fund’s and such Portfolio’s portfolio transactions and shall render to the Fund’s Board of Trustees such periodic and special reports as the Board may reasonably request.

(e)           With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio’s (including those being maintained by the Fund’s custodian).

(f)            With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide the Fund’s custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g)           The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h)           The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

3.       The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)           Articles of Incorporation or Declaration of Trust of the Fund;

(b)           By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)           Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d)           Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e)                                  Each prospectus and statement of additional information of the Fund.

4.             The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5.             The Co-Managers shall keep the Fund’s books and records required to be maintained by it pursuant to Paragraph 2 hereof.  The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund’s request, provided however that the Co-Managers may retain a copy of such records.  The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6.             During the term of this Agreement, the Co-Managers shall pay the following expenses:

(i)                                     the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser,

(ii)                                  all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund’s business, other than those specifically assumed by the Fund herein, and

(iii)                               the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a)           the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b)           the fees and expenses of Fund Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act,

(c)           the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers’ responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s securities,

(d)           the fees and expenses of the Fund’s Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e)           the charges and expenses of legal counsel and independent accountants for the Fund,

(f)            brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g)           all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

(h)           the fees of any trade associations of which the Fund may be a member,

(i)            the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j)            the cost of fidelity, directors’ and officers’ and errors and omissions insurance,

(k)           the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund’s prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l)            allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m)          litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and

(n)           any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7.             For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to ASISI as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund.  This fee will be computed daily, and will be paid to ASISI monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement.  Provided, however, that upon any dissolution, liquidation or merger of ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI subject to the performance of the obligations of the Co-Managers hereunder.

8.             The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager’s part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement.  Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9.             This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party.  This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.           Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11.           Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12.           During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers.  Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Cop-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13.           This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14.           Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers:	Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

and

American Skandia Investment Services, Inc. One Corporate Drive Shelton, CT 06484 Attention:

If to the Fund:	American Skandia Trust One Corporate Drive Shelton, CT 06484 Attention:

Copy to: Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

15.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.           The Fund may use the name “                      Portfolio” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers’ business as Co-Managers or any extension, renewal or amendment thereof remain in effect.  At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses.  In no event shall the Fund use the name “                       Portfolio.” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” if the Co-Managers’ functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.  Further provided, that the Fund’s right to use the words “Skandia,” “AST,” or “American Skandia” shall also be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

17.           Liability of the Trustees and Shareholders.  A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18.           Questions of Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA.  In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

AMERICAN SKANDIA TRUST

By:

PRUDENTIAL INVESTMENTS LLC

By:

AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED

By:

Schedule A to Management Agreement

Portfolio

Proposed Investment Management Fee Rate

AST Academic Strategies Asset Allocation Portfolio	0.72%

Exhibit B

Underlying Trust Funds Used for Traditional Investment Categories

Underlying Trust Fund	Principal Investments	Traditional Investment Category
AST Marsico Capital Growth	Invests primarily in common stocks, with the majority of the Portfolio’s assets in large capitalization stocks	Domestic Large-Cap Equity Growth

AST T. Rowe Price Large-Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies	Domestic Large-Cap Equity Growth

AST QMA US Equity Alpha

The Portfolio will use a long/short investment strategy. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers.

Domestic Large-Cap Equity Core

AST AllianceBernstein Growth & Income	Invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects	Domestic Large-Cap Equity Value

AST Large-Cap Value	Invests primarily in common stocks of large cap companies	Domestic Large-Cap Equity Value

AST Neuberger Berman Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth

AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value

AST Federated Aggressive Growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small-Cap Equity Growth

AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small-Cap Equity Value

AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth

AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value

AST Parametric Emerging Markets	Invests primarily in equity securities of	International Equity:

B-1

Equity	issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	Emerging Markets

AST PIMCO Total Return Bond	Invests primarily in higher quality fixed-income securities of varying maturities, so that the Portfolio’s expected average duration will be from three to six years	Domestic Investment Grade Fixed-Income

AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed-income and debt securities of various maturities	Domestic Investment Grade Fixed-Income

AST High Yield	Invests primarily in fixed-income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt

B-2

Exhibit C

Underlying Trust Funds Used for Non-Traditional Investment Categories

Underlying Trust Fund	Principal Investments	Non-Traditional Investment Category
AST Cohen & Steers Real Estate	Invests primarily in equity securities of real estate companies	Domestic Real Estate
AST Global Real Estate	Invests primarily in equity securities of real estate companies on a global basis	International Real Estate

C-1

Exhibit D

Estimated Initial Asset Allocation for
AST Academic Strategies Asset Allocation Portfolio

Traditional Asset Classes and Investment Categories	Estimated Initial Asset Allocation
Domestic Equity	20%
Domestic Large-Cap	15%
Domestic Mid-Cap	3%
Domestic Small-Cap	2%
International Equity	20%
Developed Markets	15%
Emerging Markets	5%
Traditional Fixed-Income	20%
Domestic Investment Grade	10%
High-Yield Debt	5%
International Fixed-Income (Un-Hedged)	3.5%
Emerging Markets Fixed-Income	1.5%

Non-Traditional Asset Classes and Investment Categories	Estimated Initial Asset Allocation
Real Estate	10%
Domestic Real Estate	8%
International Real Estate	2%
Real Return	15%
Commodities	7%
Inflation-Indexed Securities	5%
Global Infrastructure	3%
Alternative	15%
Long/Short Market-Neutral	4%
Global Tactical Asset Allocation	4%
Absolute Return Volatility Income Strategy	4%
Overlay	3%

Current Anticipated Ranges for AST Academic Strategies Portfolio’s
Exposure to Certain Investment Categories

Investment Category	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed-Income	20%	25%	35%
Real Estate	0%	10%	20%
Commodities	5%	10%	15%
Alternative Investments	5%	15%	25%

D-1

Exhibit E

Information Concerning PI Portfolio Management Team

Brian Ahrens is a portfolio manager for the Portfolio and Senior Vice President and head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, the allocation of assets among managers, and the dynamic management of cash flows.  Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities.  Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

Information Concerning QMA Portfolio Management Team

(Asset Allocation for Academic Strategies Portfolio and Direct Management of Overlay Investment Category)

Michael Lenarcic, PhD, is a Managing Director of QMA. Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an MA and PhD in Business Economics from Harvard University.

Ted Lockwood is a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Marcus Perl, is a Vice President of PI. He focuses on the quantitative modeling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modeling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a Vice President at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

Messrs. Lenarcic, Lockwood, Perl, and Campbell serve as portfolio managers for at least nine other Prudential insurance asset allocation funds.  Messrs.Perl and Campbell are expected to become officers of QMA prior to the commencement of operations of the Academic Strategies Portfolio.

Information Concerning QMA Portfolio Management Team

(Market Neutral Investment Category)

Margaret S. Stumpp, PhD, is the Chief Investment Officer at QMA.  Maggie is portfolio manager for equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Devang Gambhirwala is a Vice President of QMA.  Devang is a portfolio manager for long/short quantitative core equity products. He is also responsible for the management of structured products. Previously, Devang worked as a quantitative research analyst and as an assistant portfolio manager of QMA. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology, and a MBA from Rutgers University.

Information Concerning Jennison Portfolio Management Team

Shaun Hong is a Managing Director of Jennison. From 1999 until joining Jennison in September 2000, he was with Prudential as an analyst responsible for power, natural gas and telecommunication industries within Prudential’s Public Equity unit. He began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management where he worked for five years researching utility, consumer products, commodities and technology sectors. He received his B.S. in Industrial Management in 1992 from Carnegie Mellon University and is a member of The New York Society of Security Analysts.

Ubong “Bobby” Edemeka is a Managing Director of Jennison, which he joined in March 2002. He began his career as an equity analyst at Prudential Investments in the Equity Mutual Funds Group in 1997. His responsibilities included coverage of the domestic utilities sector and presenting investment recommendations for the Prudential Utility Fund, now known as the Jennison Utility Fund. In 2000, Mr. Edemeka was with SSB Citi Asset Management Group in the Global Utilities Team before joining Goldman Sachs & Co. as a sell-side analyst covering domestic electric utilities and independent power producers. Mr. Edemeka graduated with a B.A. in Government from Harvard College in 1997.

The above-referenced Jennison portfolio managers will be supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Information Concerning Bache Portfolio Management Team

Stephen Ilnitzki:  Mr. Ilnitzki currently is Head of Commodity Asset Management for the Prudential Bache Global Commodities Group.  He is responsible for building a global asset management business based on Prudential’s strong franchise in the global commodities marketplace.  Prior to rejoining Prudential in 2006, he spent six years as a senior executive at OppenheimerFunds (OFI) responsible for creating new investment products and distribution opportunities for OFI’s high net worth group.  Prior to joining OppenheimerFunds Steve held senior executive positions at Ameritrade, Prudential, Van Eck Global, Bankers Trust and Deloitte & Touche. Steve earned a Bachelor of Science degree in Physics from the University of Notre Dame and his MBA in Finance from Rensselaer Polytechnic Institute.

Information Concerning PIMCO Portfolio Management Team

(Emerging Markets Bond)

Michael Gomez, Executive Vice President, PIMCO

He has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, Mr. Gomez was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

Information Concerning PIMCO Portfolio Management Team

International Fixed-Income (Un-Hedged)

Sudi Mariappa, Managing Director, PIMCO

He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance International as an Executive Director in 1998, and with Long-Term Capital Management as a strategist from 1995-1998.  Mr. Mariappa recently announced his retirement from PIMCO, which is currently expected to become effective during the summer of 2008.

Scott A. Mather, Managing Director, PIMCO

Mr. Mather is expected to replace Mr. Mariappa, effective as of May 1, 2008.  Mr. Mather is a member of PIMCO’s Investment Committee and head of global portfolio management.  Prior to this he led portfolio management in Europe, managed Euro and pan-European portfolios and worked closely with many Allianz related companies where he also served as a Managing Director of Allianz Global Investors KAG. Prior to that, he co-headed PIMCO’s mortgage and ABS team. Mr. Mather joined the firm in 1998, previously having been associated with Goldman Sachs in New York, where he was a fixed income trader specializing in a broad range of mortgage backed securities. He has fourteen years of investment experience and holds both a bachelor’s and master’s degree in engineering from the University of Pennsylvania, as well as a bachelor’s degree in finance from The Wharton School of the University of Pennsylvania.

Information Concerning PIMCO Portfolio Management Team

(Inflation-Indexed Securities)

Mihir Worah, Executive Vice President of PIMCO

Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team. He has a PhD in theoritcal physics from the University of Chicago.

Information Concerning Credit Suisse Portfolio Management Team

Laura B. Friedman, Managing Director

Laura Friedman is a Managing Director of Credit Suisse and Head of Portfolio Management, Trading and Research for Volaris Volatility Management. She is responsible for managing Volaris’ volatility management and yield enhancement strategies. Laura has spent her career as a derivatives strategist and portfolio manager, developing alternative investment products and solutions for both investment institutions and private clients. Laura joined Credit Suisse in June 2003 with the acquisition of Volaris Advisors by Credit Suisse.

Prior to joining Volaris, Laura was a Managing Director at JP Morgan Alternative Asset Management where she was responsible for the development of proprietary hedge funds, development and management of principal-protected derivatives-based products, and head of risk management for their “fund of funds” products. Laura previously was the equity derivatives strategist for Dawson-Samberg Capital Management (predecessor of Pequot Partners), and before that was responsible for strategy development and management of derivatives-based products for Alliance Capital Management and Equitable Capital Management. Laura was also involved in the launch of some of the first exchange traded funds (ETFs) and the creation of other alternative investment products.

Laura received a B.A. in Theoretical Mathematics and Political Science from Brandeis University and an M.B.A. in Finance and Statistics from the University of Chicago Graduate School of Business.

Allan Kennedy, CFA, Director

Allan Kennedy is a Director of Credit Suisse and Head of Marketing and Client Strategy for Volaris. He joined Volaris Advisors during 2001 prior to its acquisition by Credit Suisse in 2003. Prior to joining Volaris Advisors, Allan spent a number of years at Morgan Stanley in New York, structuring and executing quantitative solutions for institutional and private clients. This followed a successful career in London and Washington D.C. as a Manager in the Strategic consulting practice of Accenture where he advised a number of top tier financial markets clients.

A native of Scotland, Allan received his M.B.A. from Columbia Business School where he earned membership in the national honors society. He also received a B.S. in Mathematics and Statistics from the University of Glasgow (UK) where he graduated with a first class honors degree.  Allan is a CFA charterholder and an active member of the CFA Institute and New York Society of Security Analysts.

Kathy Chen, CPA, Director

Kathy Chen is a Director of Credit Suisse and the Chief Financial Officer and Head of Operations for Volaris. Prior to joining Volaris in September 2000, Kathy was a tax manager for five years at Arthur Andersen, providing tax and structure consulting services to major hedge fund, financial capital market clients. From 1993 to 1995, Kathy was a senior tax consultant at Ernst & Young for mostly investment company 40 act funds.

Kathy is a certified public accountant, received a B.S. in Finance and Accounting from New York University and a M.S. in Taxation from Fordham University.

Stu Rosenthal, CFA, Director

Stuart Rosenthal is a senior member of the Volaris Portfolio Management and Trading team. Stu is responsible for portfolio management and research of investment volatility strategies. Prior to joining Volaris, Stu was an Assistant Portfolio Manager at Rampart Investment Management, a Boston-based boutique specializing in option-related strategies. At Rampart, Stu managed yield enhancement strategies for concentrated stock accounts and managed CBOE BuyWrite (BXM) portfolios. Stu also co-managed the option overlay strategy for the Eaton Vance Enhanced Equity Income Fund (EOI).

Stu previously was an Analyst at Grantham, Mayo, Van Otterloo & Co. (GMO), a Boston-based quantitative manager. At GMO, Stu worked on various initiatives including risk analytics, portfolio optimization, asset allocation, performance attribution, and investment systems analysis.  As an Officer at the U.S. Air Force’s Electronic Systems Center at Hanscom AFB, MA, Stu served as a Senior Analyst in the Joint STARS Program Office and Project Manager of Research & Development in their Modeling and Simulation Center.

Stu earned his M.S. in Operations Research from Northeastern University and his B.S. in Applied Statistics from Rochester Institute of Technology. He is a CFA charterholder.

Defina Maluki, CFA, Associate

Defina Maluki is a member of Volaris. Portfolio Management and Trading team. He is responsible for the portfolio management, research, and development of Volaris strategies.

Prior to joining Volaris, Defina worked at Goldman Sachs where he developed fixed income trading and hedging models for a quantitative-macro hedge fund.

Defina received his B.S., with high honors, in Electrical Engineering from the Illinois Institute of Technology. He is currently working on his M.B.A. from the University of Chicago Graduate School of Business. Defina is a CFA charterholder.

Timothy Knowles, Vice President

Tim Knowles is the Head Trader on the Volaris Portfolio Management and Trading team at Credit Suisse. Tim is responsible for the trading and implementation of Volaris.  strategies. Prior to joining Volaris, Tim was a market maker for Tahoe Trading, a market making firm on the floor of the American Stock Exchange. Previously, Tim served as a market maker for Botta Trading, a market making firm on the American Stock Exchange.

Tim earned his B.A. in Economics from Duke University.

Exhibit F

Form of Affiliated Subadvisory Agreement

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this         day of July, 2008 between Prudential Investments LLC (PI), a New York limited liability company, and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (PI and AST together, the Co-Managers), Jennison Associates LLC (Jennison), a Delaware limited liability company, Prudential Investment Management, Inc. (PIM), a New Jersey corporation, Quantitative Management Associates LLC (QMA), a New Jersey limited liability company, and Prudential Bache Asset Management (PBAM), a                      (Jennison, PIM, QMA, and PBAM are individually referred to herein as a Subadviser and are collectively referred to herein as the Subadvisers).

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust) (the Trust), a Massachusetts business trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.                                       (a)                                  Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, each Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers (the Allocated Assets), including the purchase, retention and disposition of the Allocated Assets (such services hereinafter referred to as the “Management Services”), and subject to the following understandings:

(i)                                     The Subadviser shall provide supervision of the Allocated Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust with respect to the Allocated Assets, and what portion of the Allocated Assets will be invested or held uninvested as cash.

(ii)                                  The Subadviser shall provide the Management Services in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”).

(iii)                               The Subadviser shall determine the securities, futures contracts and other investments to be purchased or sold with respect to the Allocated Assets, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker, dealer or futures commission merchant affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or the Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)                              The Subadviser or an affiliate shall provide the Trust’s Custodian on each business day with information relating to all transactions concerning the Allocated Assets, and the Subadviser or an affiliate shall provide the Co-Managers with such information upon request of the Co-Managers.

(b)                                 Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, each Subadviser shall provide such additional advisory services as agreed to between the Co-Managers and the Subadviser, including but not limited to asset allocation advice (such services hereinafter referred to as the “Additional Services”), and subject to the following understandings:

(i)                                     The Subadviser shall provide the Additional Services in accordance with the Trust’s investment objectives, policies and restrictions as stated in its Prospectus.

(ii)                                  The Subadviser or an affiliate shall provide the Trust’s Custodian on each business day with any required information relating to the Additional Services, and the Subadviser or an affiliate shall provide the Co-Managers with such information upon request of the Co-Managers.

(c)                                  In the performance of its duties and obligations under this Agreement, each Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, cooperate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, each Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide each Subadviser timely with copies of any updated Trust Documents.

(d)                                 Each Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(e)                                  Each Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(f)                                    Each Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. Each Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. Each Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(g)                                 The investment management services provided by a Subadviser hereunder are not to be deemed exclusive, and each Subadviser shall be free to render similar services to others.

Conversely, the Subadvisers and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(h)                                 Each Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act.  Each Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets; provided, however, that the Subadvisers under the Agreement may consult with each other because they are affiliates of one another.

(i)                                     In connection with its duties under this Agreement, each Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), and other applicable state and federal regulations.

(j)                                     Each Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures, as the Co-Managers may reasonably request.

(k)                                  Each Subadviser shall be responsible for the voting of all shareholder proxies with respect to the Allocated Assets, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(l)                                     Each Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust’s portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff.  Upon reasonable request from the Co-Managers, each Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(m)                               Each Subadviser represents and warrants that it is registered with the SEC as an investment adviser in accordance with the requirements of the Advisers Act and covenants to maintain all registrations and qualifications required to perform the investment advisory services for the Trust as contemplated under this Agreement.

2.                                       The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review each Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to each Subadviser regarding the Allocated Assets, cash requirements and cash available for investment, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.                                       For the services provided pursuant to this Agreement, the Co-Managers shall pay each Subadviser as full compensation therefor, a fee as described in the attached Schedule A.  Liability for payment of compensation by the Co-Managers to each Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers.  Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by a Subadviser, shall not cause a reduction in the amount of the payment to that Subadviser by the Co-Managers.

4.                                       No Subadviser shall be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify each Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Each Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.                                       With respect to each Subadviser, this Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. With respect to each Subadviser, this Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

6.                                       Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadvisers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary.

7.                                       Nothing in this Agreement shall limit or restrict the right of any of a Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict a Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8.                                       During the term of this Agreement, the Co-Managers agree to furnish each Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, electronic mail, facsimile transmission equipment or hand delivery.

9.                                       This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

10.                                 This Agreement shall be governed by the laws of the State of New York.

11.                                 Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

12.                                 This Agreement has been signed by multiple parties; namely, the Co-Managers, on one hand, and each Subadviser, on the other hand. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate agreement between the Co-Managers and each Subadviser with respect to each series of the Trust, as if the Co-Managers and such Subadviser had executed a separate agreement naming such Subadviser to provide services to each such series. With respect to any one Subadviser, references in this Agreement to a “Subadviser” or to

“each Subadviser” shall be deemed to refer only to such Subadviser, and the term “this Agreement” shall be construed according to the foregoing provisions.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

AST INVESTMENT SERVICES, INC.

By:

Name:

Title:

JENNISON ASSOCIATES LLC

By:
Name:
Title:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

By:
Name:
Title:

PRUDENTIAL BACHE ASSET MANAGEMENT

By:
Name:
Title:

SCHEDULE A

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio
Assumes Implementation of Portfolio Repositioning
(as defined in the Accompanying Proxy Statement)

Management Services.  As compensation for Management Services provided by a Subadviser, the Co-Managers will pay the Subadviser an advisory fee on the net asset value of the Allocated Assets managed by the Subadviser that is equal, on an annualized basis, to the following:

Subadviser Name	Advisory Fee
Prudential Bache Asset Management

0.60% of average daily net assets to $500 million; 0.55% of average daily net assets from $500 million to $1 billion; and 0.50% of average daily net assets exceeding $1 billion
(Fee applies only to assets attributable to Commodities investment category)

Jennison Associates LLC	0.60% of average daily net assets to $100 million; and 0.55% of average daily net assets exceeding $100 million (Fee applies only to assets attributable to Global Infrastructure investment category)
Quantitative Management Associates LLC	1.00% of average daily net assets (Fee applies only to assets attributable to Long/Short Market Neutral investment category)

Management Services and Additional Services.  As compensation for the Management Services provided by Quantitative Management Associates LLC (QMA) with respect to the Overlay investment category and the Additional Services provided by QMA with respect to the entire portfolio, the Co-Managers will pay QMA an advisory fee on the net asset value of the entire portfolio that is equal, on an annualized basis, to the following:

Subadviser Name	Advisory Fee
Quantitative Management Associates LLC	0.075% of average daily net assets of entire portfolio

Additional Services.  As compensation for the Additional Services provided by a Subadviser, the Co-Managers will pay the Subadviser an advisory fee on the net asset value of the portfolio to which the Additional Services relate that is equal, on an annualized basis, to the following:

Subadviser Name	Advisory Fee

Dated as of July     , 2008.

ALTERNATIVE SCHEDULE A

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

(Assumes the increased investment management fee rate, the retention of the Unaffiliated Subadvisers (as defined in the Accompanying Proxy Statement), and the investment strategy, investment objective, non-fundamental investment policy,  performance benchmark, and name changes do not go into effect)

Additional Services.  As compensation for the Additional Services provided by a Subadviser, the Co-Managers will pay the Subadviser an advisory fee on the net asset value of the portfolio to which the Additional Services relate that is equal, on an annualized basis, to the following:

Subadviser Name	Advisory Fee
Quantitative Management Associates LLC	0.04% of average daily net assets of entire portfolio

Management Services.  As compensation for Management Services provided by a Subadviser, the Co-Managers will pay the Subadviser an advisory fee on the net asset value of the Allocated Assets managed by the Subadviser that is equal, on an annualized basis, to the following:

Subadviser Name	Advisory Fee

Dated as of July     , 2008.

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call [Phone Number] and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — June 23, 2008

VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST BALANCED ASSET ALLOCATION PORTFOLIO

The undersigned hereby instructs Prudential Annuities Life Assurance Company, Pruco Life Insurance Company, or Pruco Life Insurance Company of New Jersey, as applicable (the Insurance Company), to vote all shares of the AST Balanced Asset Allocation Portfolio, a series of Advanced Series Trust, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on June 23, 2008 at 10 a.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature	(Sign in the Box)

Please sign exactly as your name appears to the left

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Advanced Series Trust recommends voting FOR each proposal.

	FOR	AGAINST	ABSTAIN

1. To approve an increase in the investment management fee rate paid to Prudential Investments LLC and AST Investment Services, Inc. by the AST Balanced Asset Allocation Portfolio	☐	☐	☐

2.  To approve a subadvisory agreement among Prudential Investments LLC, AST Investment Services, Inc., and each of Quantitative Management Associates LLC, Prudential Investment Management, Inc., Jennison Associates LLC, and Prudential Bache Asset Management

	☐	☐	☐

3.  To approve a revision to the AST Balanced Asset Allocation Portfolio’s fundamental investment restriction relating to borrowing in order to permit the Portfolio to borrow money to the extent permitted by the Investment Company Act of 1940, including for investment purposes.

	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.